MATTHEWS

                               INTERNATIONAL FUNDS
                              www.matthewsfunds.com



                      MATTHEWS ASIAN GROWTH AND INCOME FUND
                         MATTHEWS ASIAN TECHNOLOGY FUND
                               MATTHEWS CHINA FUND
                               MATTHEWS JAPAN FUND
                               MATTHEWS KOREA FUND
                           MATTHEWS PACIFIC TIGER FUND


                               SEMI-ANNUAL REPORT
                                February 28, 2001
                               [GRAPHIC OMITTED]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION ............................................................. 2
A MESSAGE TO SHAREHOLDERS ................................................ 3
RELATIVE PERFORMANCE INFORMATION ......................................... 4

PORTFOLIO MANAGERS' COMMENTS AND SCHEDULE OF INVESTMENTS

   Matthews Asian Growth and Income Fund (MACSX) ......................... 5
   Matthews Asian Technology Fund (MATFX) ................................ 8
   Matthews China Fund (MCHFX) ...........................................10
   Matthews Japan Fund (MJFOX) ...........................................13
   Matthews Korea Fund (MAKOX) ...........................................15
   Matthews Pacific Tiger Fund (MAPTX) ...................................18

FINANCIAL STATEMENTS

   Statements of Assets and Liabilities ..................................21
   Statements of Operations ..............................................22
   Statements of Changes in Net Assets ...................................23
   Financial Highlights ..................................................26
   Notes to Financial Statements .........................................31

PRIVACY POLICY ...........................................................36




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
INTRODUCTION                                        MATTHEWS INTERNATIONAL FUNDS
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                        [GRAPHIC OMITTED]
                        FROM LEFT TO RIGHT: G. PAUL MATTHEWS, CHAIRMAN AND CHIEF INVESTMENT OFFICER AND MARK W. HEADLEY, PRESIDENT AND PORTFOLIO MANAGER.



Matthews International Funds is one of the only no-load mutual fund families solely dedicated to investing in the Asian markets. Our goal is to provide shareholders with a distinctive and superior approach to investing in Asia -- a specialized approach that offers the expertise of a team of proven, seasoned veterans focused exclusively on Asia.

In managing our six no-load Asian Funds, we hold to several principles which guide our work and fuel our commitment.

1. ASIA WILL BE A PREMIER GROWTH REGION IN THE 21ST CENTURY.

The reason we have devoted our careers to Asian investing can be summed up in one word: growth.

Over the years, our investment team has seen firsthand how closed, centrally managed economies can transform into free market powerhouses. In the past few decades, we witnessed the dynamic evolution of Hong Kong, Japan, Singapore and Korea. The same phenomenon is now occurring in China. In our opinion, the trend towards openness, freedom, and growth is not only intact, but also accelerating.

Coming out of the financial crisis of 1997, we believe Asia has entered a new era of structural reform, improved corporate governance, better allocation of capital and an emphasis on shareholder value.

It is this potential for long-term growth, transformation, and change that drives our enthusiasm and commitment to Asia.

2. ASIAN INVESTING REQUIRES AN UNDILUTED FOCUS.

We focus exclusively on Asian markets and Asian companies. We devote all of our research to understanding the many facets of Asia and the changing factors affecting Asian companies. Because of our singular focus, we believe we can take advantage of the opportunities in the region in ways large, diversified investment firms cannot.

3. STOCK SELECTION DRIVES OUR INVESTMENT PROCESS.

We do not practice top-down asset allocation and indexing. Similarly, we do not believe in the effectiveness of market timing. Given the difficulty of timing any one market, timing the 12 markets of Asia would be virtually unthinkable.

Instead, we concentrate on intensive fundamental investing and bottom-up stock picking. We identify premier companies that we can own for many years through numerous market cycles. In Asia, where economic conditions, market regulations, local investor participation and accounting standards vary widely between countries, it is imperative to understand the inner workings of the companies themselves.



                                                               [GRAPHIC OMITTED]


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2                                                            800.789.ASIA [2742]

A MESSAGE TO SHAREHOLDERS
--------------------------------------------------------------------------------




February 28, 2001



Dear Fellow Shareholders,

World financial markets remained unstable for the six-month period ending February 28th 2001, but we are pleased to report that it was a period of relative calm for Asia. While Japan has continued to be a cause of concern for global investors, it is becoming increasingly apparent that the rest of the world is also vulnerable to periods of economic slowdown and falling financial asset prices.

In this context, Asia's economies may be better prepared than some for more challenging times. The six months ended with the NASDAQ down by record amounts, and, although Asian technology stocks and Japan were also weak, the overall performance of the region was generally less severe. After years of uneven economic growth, Asia's corporations are seasoned citizens of an uncertain environment, and we are confident that as such they are well positioned in what remains a highly competitive environment.

The financial markets of greater China have stood out in the first half of this fiscal year as relatively safe havens. This unlikely outcome has occurred in spite of many forecasts that China would be forced to both slow its recent pace of economic growth and devalue its currency. China's financial deregulation has continued, and while many problems and doubts remain, the success of China's continued market reforms are an encouragement to the region.

Elsewhere in the region, the countries in which we are invested are expecting the rate of economic growth to slow from the levels of 2000, but most experts remain optimistic that the combination of continued reforms and easier monetary policies will allow them to sustain the recoveries that have been underway since late 1998.

While the absolute performance of Asian funds has been generally disappointing in recent years, we are proud of the way in which our funds have performed relative to both their benchmarks and their peers in periods of one, three, and five years. In this respect, our two regionally diversified Asia ex-Japan funds, Matthews Pacific Tiger Fund and Matthews Asian Growth and Income Fund, stand out as having performed near the top of the Pacific ex-Japan category over one, three, and five years ending December 31, 2000 according to Lipper Analytical Services. In fact, the Matthews Asian Growth and Income Fund has been the single best performing fund in the category for the one year and five year periods ended December 31st, 2000.

Thank you for your continued support,



/S/ G. Paul Matthews                        /S/ Mark W. Headley


G. Paul Matthews                            Mark W. Headley
Chairman and Chief Investment Officer       President and Portfolio Manager





Lipper Analytical Services, Inc. ranks the Matthews Asian Growth and Income Fund # 1 out of 79 funds for one year ending 12/31/00, # 3 out of 71 funds for the 3 year period ending 12/31/00, # 1 out of 40 funds for the 5 year period ending 12/31/00 and 1 out of 25 funds for the life of the fund (inception date:
9/12/94) Lipper Analytical Services, Inc. rankings and fund performance are based on total return, including reinvestment of dividends and capital gains for the stated periods.

Lipper Analytical Services, Inc. ranks the Matthews Pacific Tiger Fund # 19 out of 79 funds for one year ending 12/31/00, # 8 out of 71 funds for the 3 year period ending 12/31/00, # 9 out of 40 funds for the 5 year period ending 12/31/00 and 4 out of 25 funds for the life of the fund (inception date:
9/12/94) Lipper Analytical Services, Inc. rankings and fund performance are based on total return, including reinvestment of dividends and capital gains for the stated periods.

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



RELATIVE PERFORMANCE INFORMATION
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          OUR CORE DIVERSIFIED FUNDS VS. ASIA EX-JAPAN EQUITY UNIVERSE
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[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Matthews Asian      Matthews Pacific          MSCI All Country Far East  Lipper Pacific ex-Japan
         Growth & Income      Tiger Fund               Free ex-Japan Index(1)     Funds Average(2)
9/12/94         0.00%               0.00%                      0.00%                       0.00%
11/30/94       -0.7                -2.8                       -9.25                       -8.95
2/28/95        -2.78               -7.59                     -13                         -16.08
5/31/95         2.84               -2.77                      -2.86                       -8.26
8/31/95         0.89               -2.07                      -7.43                      -10.82
11/30/95        1.91               -5.68                      -8.23                      -14.53
2/29/96        11.24                9.65                       4.8                        -3.06
5/31/96        12.28               11.86                       7.55                       -1.55
8/31/96        11.22                8.35                       1.32                       -7.06
11/30/96       19.78               19.08                       7.75                       -3.55
2/28/97        20.95               24.39                       9.02                       -1.43
5/31/97        22.68               29.2                        5.53                       -1.14
8/31/97        27.54               13.49                     -11.16                      -10.12
11/30/97       -2.42              -19.25                     -37.58                      -33.22
2/28/98        -1.27              -23.07                     -32.87                      -32.52
5/31/98        -5.89              -39.54                     -50.35                      -43.94
8/31/98       -17.44              -58.49                     -63.63                      -55.74
11/30/98       -7.72              -35.44                     -44.04                      -41.75
2/28/99        -8.83              -34.83                     -46.07                      -42.15
5/31/99         8.34               -8.72                     -29.48                      -27.36
8/31/99        26.03                6.38                     -19.12                      -14.91
11/30/99       32.62               19.15                     -14.23                       -5.6
2/29/00        38.72               31.29                     -14.72                        7.3
5/31/00        39.83               19.58                     -24.6                       -11.63
8/31/00        49.57               29.01                     -24.79                      -10.2
11/30/00       39.46               -1.07                     -41.74                      -29.83
2/28/01        51.26                8.14                     -37.2                       -26.63


(1) The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

(2)  The Lipper Pacific ex-Japan Funds Average consisted of 23 funds as of
     8/31/94.

Past performance is not indicative of future results.

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4                                                            800.789.ASIA [2742]

PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------


MATTHEWS ASIAN GROWTH AND INCOME FUND
Portfolio Manager: G. Paul Matthews

HOW DID THE FUND  PERFORM  FOR THE SIX MONTHS  ENDING  FEBRUARY  28,  2001?

The Matthews Asian Growth and Income Fund achieved positive returns for both the six and twelve month periods ended February 28th 2001. The Fund was up +1.13% over the last six months and +9.04% over the past twelve months. These returns compare with negative returns for the MSCI AC Far East Free ex-Japan Index over the same periods, -16.50% for six months and -26.36% for twelve months. The Fund benefited during the period from positive returns from the bond component of the portfolio and from the Fund's weightings in the securities of utilities and other higher income paying equities.

The period under review was a challenging period for almost all Asian financial markets as investors braced for an anticipated slowdown in economic growth in North America. Interest rates were in general trending lower over the period, benefiting securities that have historically paid higher yields than the broad equity markets.

WHAT FACTORS CONTRIBUTED TO THIS SIX MONTH PERFORMANCE?

The continued real high absolute growth rate of the economy of Mainland China has benefited the Fund's holdings in instruments of companies whose businesses are benefiting from that continued high growth rate. Examples of such companies include Chinese electric utilities such as Huaneng Power; light vehicle manufacturers such as Qingling Motors as well as real estate and other infrastructure developers such as New World Development. The Fund's overall exposure to China related investments accounted for about 20% of the portfolio.

FUND MANAGER INSIGHTS

Capital markets are slowly becoming more efficient in some Asian financial centers. For example, over the last two years we have seen yield spreads between government and non-government bonds in South Korea widen from less than 1% to a range of 3%-7%. We interpret this as a sign that reforms undertaken in Korea are starting to work, and have we maintained our weightings in Korean securities at around 10% of the portfolio.
In China, the opening of the "B" share markets to local investors is, in our opinion, a positive development in that it is demonstrable progress towards the full opening of China's financial markets. The local financial markets are still in their relative infancy, but we are encouraged by the continued upgrade in the regulatory standards in China.

WHAT IS THE OUTLOOK FOR THE FUND?

The Fund is well placed to continue to benefit from continued declines in interest rates in the region, but will also benefit from any improvement in real economic activity. We believe that the Fund's combination of convertible bonds and higher yielding equities positions the Fund well for the current environment.

                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                             GROWTH AND INCOME FUND
  One Year ................9.04%
  Five Years ..............6.33%
  Since inception (9/12/94)6.61%
--------------------------------------------------------------------------------
                         MSCI ALL COUNTRY FAR EAST FREE
                                 EX-JAPAN INDEX1
  One Year ..............(26.36%)
  Five Years ............(9.73%)
  Since 9/12/94 ..........(6.91%)
--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                                 EX-JAPAN INDEX2
  One Year ..............(26.89%)
  Five Years .............(6.59%)
  Since 9/12/94 ..........(5.76%)
--------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT
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[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Matthews Asian Growth     MSCI All Country Far     MSCI All Country Far East     Lipper Pacific
                and Income Fund           East ex-Japan Index(2)   Free ex-Japan Index(1)     ex-Japan Funds Average(3)
9/12/94             $10,000.00                 $10,000.00              $10,000.00                 $10,000.00
11/30/94              9,930.00                   9,329.22                9,074.96                   9,104.79
2/28/95               9,721.70                   8,878.63                8,700.08                   8,392.00
5/31/95              10,284.10                   9,447.07                9,714.12                   9,174.17
8/31/95              10,088.90                   8,873.17                9,256.69                   8,918.42
11/30/95             10,191.00                   8,783.99                9,176.84                   8,546.68
2/29/96              11,124.10                   9,563.05               10,480.30                   9,694.15
5/31/96              11,228.20                  10,185.00               10,754.60                   9,845.31
8/31/96              11,122.40                   9,657.71               10,131.80                   9,293.71
11/30/96             11,978.00                  10,172.90               10,774.90                   9,644.63
2/28/97              12,094.90                  10,325.40               10,902.30                   9,856.72
5/31/97              12,268.10                  10,117.10               10,553.40                   9,885.97
8/31/97              12,753.60                   9,015.88                8,883.53                   8,987.76
11/30/97              9,758.49                   6,233.33                6,241.93                   6,677.74
2/28/98               9,872.76                   6,768.71                6,713.26                   6,748.45
5/31/98               9,410.88                   5,087.90                4,965.10                   5,606.47
8/31/98               8,255.87                   3,797.75                3,637.16                   4,425.53
11/30/98              9,227.89                   5,614.14                5,596.41                   5,825.08
2/28/99               9,117.03                   5,520.30                5,392.58                   5,784.90
5/31/99              10,833.80                   7,203.09                7,051.83                   7,264.02
8/31/99              12,602.60                   8,430.04                8,088.39                   8,508.58
11/30/99             13,261.70                   8,781.62                8,577.46                   9,440.30
2/29/00              13,871.50                   9,298.57                8,528.31                  10,729.80
5/31/00              13,982.60                   8,366.02                7,539.83                   8,837.03
8/31/00              14,957.30                   8,219.66                7,521.14                   8,980.13
11/30/00             13,945.90                   6,299.00                5,826.25                   7,017.45
2/28/01              15,125.60                   6,797.81                6,280.19                   7,336.89


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


(1) The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

(2)  The  MSCI  All   Country   Far  East   ex-Japan   Index  is  an   unmanaged
     capitalization-weighted index of stock markets of Hong Kong, Taiwan, Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand and China.

(3)  The Lipper  Pacific  ex-Japan  Funds  Average  consisted  of 23 funds as of
     8/31/94.
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WWW.MATTHEWSFUNDS.COM                                                          5

MATTHEWS ASIAN GROWTH AND INCOME FUND   SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

                               SHARES         VALUE
                               ------         -----

EQUITIES - 42.28%****
  CHINA/HONG KONG - 29.14%
  Cafe De Coral Holdings, Ltd.    816,000   $   342,620
  China Hong Kong Photo
     Products Holdings, Ltd.    1,654,003       142,076
  CLP Holdings, Ltd.               84,500       443,089
  Hang Seng Bank, Ltd.             34,100       405,489
  Hong Kong Electric
     Holdings, Ltd.               105,000       396,447
  Hong Kong Land Holdings, Ltd.    85,000       215,050
  Huaneng Power
     International, Inc. ADR       15,000       301,800
  Petrochina Co. Ltd. ADR**        32,400       603,288
  Shangri-La Asia, Ltd.           510,000       503,468
  South China Morning
     Post Holdings, Ltd.          532,000       381,954
  The Wharf Holdings, Ltd.        126,000       364,274
  Vitasoy International
     Holdings, Ltd.             2,408,000       407,513
                                            -----------
  TOTAL CHINA/HONG KONG                       4,507,068
                                            -----------
  SINGAPORE - 3.01%
  DBS Group Holdings Ltd.           9,000       101,640
  Parkway Holdings, Ltd.          212,000       363,380
                                            -----------
  TOTAL SINGAPORE                               465,020
                                            -----------
  SOUTH KOREA - 6.69%
  Hana Bank                        62,530       388,912
  Hyundai Motor Co., Ltd.,        100,500       392,672
   Pfd.
  Sindo Ricoh Co.                  11,170       253,843
                                            -----------
  TOTAL SOUTH KOREA                           1,035,427
                                            -----------
  UNITED KINGDOM - 3.44%
  HSBC Holdings PLC  ADR            8,000       532,000
                                            -----------
TOTAL EQUITIES
   (Cost $6,122,390)                          6,539,515
                                            -----------

                                FACE
                               AMOUNT
                               ------

INTERNATIONAL DOLLAR BONDS - 51.86%****
  CHINA/HONG KONG - 36.63%
  New World Infrastructure, Ltd.
     5.000%, 07/15/01      $   450,000          447,750
  Qingling Motors, Ltd.***
     3.500%, 01/22/02        1,300,000          425,750
  First Pacific Capital, Ltd.
     2.000%, 03/27/02          450,000          542,812
  Shanghai Industrial
     Investment Co.
     1.000%, 02/24/03          200,000          260,000
  COSCO Treasury Co., Ltd.
     1.000%, 03/13/03          200,000          256,000

                              FACE AMOUNT       VALUE
                              -----------       -----

  New World Infrastructure Cnv.
     1.000%, 04/15/03         $200,000      $   239,000
  Zhenhai Refining &
     Chemical Co., Ltd.
     3.000%, 12/19/03          250,000          296,250
  Huaneng Power International
     Public Co., Ltd.
     1.750%, 05/21/04          400,000          484,000
  New World Cap Finl, Cnv
     (New World Development)
     3.000%, 06/09/04          500,000          515,625
  Korea Deposit Insurance Cnv.
     2.250%, 10/11/05          400,000          423,500
  China Mobile HK  Ltd., Cnv.
     2.250%, 11/03/05          575,000          581,469
  PCCW Capital Ltd., Cnv.
     3.500%, 12/05/05          600,000          543,000
  Amoy Properties, Ltd.
     0.000%, 12/29/49          750,000          650,625
                                            -----------
  TOTAL CHINA/HONG KONG                       5,665,781
                                            -----------
  SINGAPORE - 6.48%
  Fullerton Global Corp.
     (Singapore Telecom)
     0.000%, 04/02/03          500,000          551,250
  Finlayson Global Corp.
     (DBS Holdings)***
     0.000%, 02/19/04          250,000          451,250
                                            -----------
  TOTAL SINGAPORE                             1,002,500
                                            -----------
  SOUTH KOREA - 3.28%
  Samsung Electronics Co.
     0.250%, 12/31/06           75,000          152,812
  Samsung Electronics Co.
     0.000%, 12/31/07          250,000          355,000
                                            -----------
  TOTAL SOUTH KOREA                             507,812
                                            -----------
  TAIWAN - 1.97%
  Walsin Lihwa Corp.
     3.250%, 06/16/04          120,000          105,000
  Mosel Vitelic, Inc.***
     1.000%, 02/02/05          200,000          199,000
                                            -----------
  TOTAL TAIWAN                                  304,000
                                            -----------
  THAILAND - 3.50%
  Bangkok Bank Public Co.
     4.589%, 03/03/04        1,025,000          535,563
  Robinson Department Store
     Public Co., Ltd.
     4.250%, 04/07/04           50,000            5,000
                                            -----------
  TOTAL THAILAND                                540,563
                                            -----------
TOTAL INTERNATIONAL
   DOLLAR BONDS
   (Cost $8,084,407)                          8,020,656
                                            -----------



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6                                                            800.789.ASIA [2742]

MATTHEWS ASIAN GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

                                               VALUE
                                               -----

TOTAL INVESTMENTS - 94.14%****
   (Cost $14,206,797*)                      $14,560,171
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 5.86%                     905,557
                                            -----------
NET ASSETS - 100.00%                        $15,465,728
                                            ===========

    * Cost for Federal income tax purposes is $14,206,797 and net unrealized appreciation consists of:
           Gross unrealized appreciation    $ 1,251,790
           Gross unrealized depreciation       (898,416)
                                            -----------
           Net unrealized appreciation      $   353,374
                                            ===========
    ** Non-income producing security
   *** Security exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2001, the value of these securities amounted to $1,076,000 or 6.96% of net assets.
  **** As a percentage of net assets as of February 28, 2001.
   ADR American Depositary Receipt
   GDR Global Depositary Receipt
  Pfd. Preferred
  Cnv. Convertible
                 See accompanying notes to financial statements.

MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  CONSUMER DISCRETIONARY....................     15.07%
    Automobiles.............................      5.62
    Distributors............................      0.98
    Hotels Restaurants & Leisure............      5.81
    Media...................................      2.62
    Multiline Retail........................      0.03
  CONSUMER STAPLES..........................      2.80
    Food Products...........................      2.80
  ENERGY....................................      6.18
    Oil & Gas...............................      6.18
  FINANCIALS................................     35.21
    Banks...................................     16.58
    Diversified Financials..................      6.64
    Real Estate.............................     11.99
  HEALTH CARE...............................      2.50
    Health Care Providers & Services........      2.50
  INDUSTRIALS...............................      8.98
    Construction & Engineering..............      1.76
    Electrical Equipment....................      0.72
    Industrial Conglomerates................      1.79
    Transportation Infrastructure...........      4.72
  INFORMATION TECHNOLOGY....................      6.60
    Office Electronics......................      1.74
    Semiconductor Equipment & Products......      4.86
  TELECOMMUNICATION SERVICES................     11.51
    Diversified Telecommunication Services .      7.52
    Wireless Telecommunication Services.....      3.99
  UTILITIES.................................     11.16
    Electric Utilities......................     11.16
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======




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WWW.MATTHEWSFUNDS.COM                                                          7

PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------


MATTHEWS ASIAN TECHNOLOGY FUND
Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Andrew T. Foster (Assistant)

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING FEBRUARY 28, 2001?
Over the last six months, the Matthews Asian Technology Fund continued to outperform its benchmark, despite posting an absolute loss for the period. The Fund fell -37.68%, while the Fund's primary benchmark, the MSCI/Matthews Asian Technology Index, fell -40.76% during the same period. To help with perspective, the NASDAQ index fell -48.78% during the same period.

The final four months of 2000 were particularly difficult for the Fund. Asian technology stocks fell sharply as the sector succumbed to downward earnings revisions and panic selling. Many Asian companies sit "upstream" in the global technology sector -- in other words, Asian companies produce components and finished goods that are ultimately consumed abroad. As orders declined and inventories bulged, many Asian technology shares began to forecast an I.T. slowdown before it was fully reflected in overseas markets.

WHAT FACTORS CONTRIBUTED TO THIS SIX-MONTH PERFORMANCE?

The Fund's ongoing strategy has been to remain concentrated, yet still offer good diversification within the technology sector. Typically, the Fund has held between 35 and 40 positions representing a broad range of technology investments, including semiconductors, PC hardware, software, fixed line telecoms, wireless telecoms, and the internet.

Over the last six months, the Fund has taken particular care to focus on companies that garner the bulk of their revenues from the Asian region, and are thus less susceptible to an overseas slowdown. Legend Holdings, the Fund's largest position for the better part of the six-month period, is an excellent example of this strategy. Legend is China's largest PC manufacturer, and the company is benefiting from the fact that the mainland is in the early stages of PC adoption. Approximately 50% of the portfolio is weighted towards companies with Asian-oriented revenue streams.

FUND MANAGER INSIGHTS

Global capital markets appear preoccupied with a hazardous pastime: picking the bottom in blue-chip technology stocks. We believe that it is ultimately futile to time markets, but more importantly, we are convinced that the blue chips of today will not necessarily be the winners of tomorrow. Increasingly, Asian companies are coming to the fore. Whether the focus is on wireless networks, semiconductors or software, Asian companies are posting profit growth -- and stealing market share from U.S. competitors.

Japan has generally lagged Asia's technology resurgence, but that trend may soon reverse. Poor cash flows and dramatic share declines have forced Japanese technology companies to restructure and close unprofitable business lines. More importantly, change has been introduced into the sector. Firms are adopting new ways of thinking with renewed vigor. Japan may be the source of some of the most exciting technology stories over the next five years.

WHAT IS THE OUTLOOK FOR THE FUND?

The Fund's valuations are reasonable, and we remain confident that the growth of the portfolio companies is largely on track. The Fund owns very competitive companies that are benefiting from strong technologies, cost advantages and robust outsourcing trends. We believe the companies in our portfolio will deliver, and thus we remain upbeat on the Fund's long-term prospects.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                                 MATTHEWS ASIAN
                                 TECHNOLOGY FUND
  One Year .........................(58.29%)
  Since inception (12/27/99) .......(46.99%)
--------------------------------------------------------------------------------
                                  MSCI/MATTHEWS
                             ASIAN TECHNOLOGY INDEX(1)
  One Year .........................(53.49%)
  Since 12/31/99 ...................(50.47%)
--------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

             Matthews Asian   MSCI/Matthews Asian    Lipper Science &
             Technology Fund  Technology Index(1)    Technology Funds Average(2)
12/27/99         $10,000            $10,000               $10,000
2/28/00           11,370              9,488                12,514
5/31/00            7,900              7,717                 9,117
8/31/00            7,610              7,449                11,598
11/30/00           4,870              5,112                 6,801
2/28/01            4,743              4,413                 5,341

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


(1) The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities tracking a broad range of technology stocks including: semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

(2) The Lipper Science and Technology Funds Average consisted of 176 funds as of 12/31/99.

--------------------------------------------------------------------------------
8                                                            800.789.ASIA [2742]

MATTHEWS ASIAN TECHNOLOGY FUND      SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------
                                SHARES      VALUE
                                ------      -----

EQUITIES - 99.85%***
  CHINA/HONG KONG - 32.11%
  Asia Satellite Telecommunications
     Holdings, Ltd.            191,400   $   435,563
  AsiaInfo Holdings, Inc.**     27,100       340,444
  China Mobile HK, Ltd. ADR**    5,000       133,250
  China Mobile HK, Ltd.**       47,000       257,298
  Chinadotcom Corp. A Shares**  91,300       407,997
  Computer & Technologies
     Holdings, Ltd.            642,000       321,004
  i-CABLE Communications Ltd.**705,000       379,620
  i-CABLE Communications
     Ltd., ADR**                 2,800        29,050
  Legend Holdings, Ltd.        868,000       712,214
  Pacific Century
     CyberWorks Ltd., ADR**     15,400        85,778
  Pacific Century
     CyberWorks, Ltd.**        607,000       346,306
  SINA.com**                   110,950       284,309
                                         -----------
  TOTAL CHINA/HONG KONG                    3,732,833
                                         -----------
  JAPAN - 22.01%
  Advantest Corp.                3,300       378,405
  Canon, Inc.                    8,500       276,823
  Honda Tsushin Kogyo Co., Ltd.     50           916
  NEC Corp.                     21,000       341,779
  Nintendo Co., Ltd.             2,935       479,679
  Obic Business Consultants Ltd. 3,870       267,249
  Rohm Co., Ltd.                 2,000       323,969
  Sony Corp.                     4,800       345,795
  Tokyo Denpa Co., Ltd.          6,200       143,510
                                         -----------
  TOTAL JAPAN                              2,558,125
                                         -----------
  SINGAPORE - 9.65%
  CSE Systems &
     Engineering, Ltd.**       529,000       221,377
  Datacraft Asia, Ltd.          67,720       389,390
  Venture Manufacturing, Ltd.   66,000       510,777
                                         -----------
  TOTAL SINGAPORE                          1,121,544
                                         -----------
  SOUTH KOREA - 19.35%
  Comtec System Co., Ltd.       77,430       169,172
  Internet Auction Co., Ltd.**  14,552       288,348
  Korea Telecom Corp.            6,010       312,936
  Korea Telecom Corp. ADR        1,600        48,000
  Korea Telecom Freetel**       12,591       389,547
  NCSoft Corp.                   3,543       268,670
  Samsung Electronics            3,540       527,853
  SK Telecom Co., Ltd.           1,449       245,525
                                         -----------
  TOTAL SOUTH KOREA                        2,250,051
                                         -----------

                               SHARES       VALUE
                               ------       -----

  TAIWAN - 14.40%
  Realtek Semiconductor Corp.   45,000   $   205,905
  Taiwan Semiconductor
     Manufacturing Co., Ltd.** 203,240       565,516
  VIA Technologies, Inc.**      58,000       525,398
  WYSE Technology Taiwan, Ltd. 298,600       175,403
  Zyxel Communications Corp.**  92,026       202,005
                                         -----------
  TOTAL TAIWAN                             1,674,227
                                         -----------
  THAILAND - 2.33%
  Advanced Info Service
     Public Co., Ltd.**         16,300       196,842
  Shinawatra Satellite
     Public Co., Ltd.**         93,800        74,064
                                         -----------
  TOTAL THAILAND                             270,906
                                         -----------
TOTAL INVESTMENTS - 99.85%***
   (Cost $13,599,590*)                   11,607,686
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.15%                  16,984
                                         -----------
NET ASSETS - 100.00%                     $11,624,670
                                         ===========

    * Cost for Federal income tax purposes is $13,559,590 and net unrealized appreciation consists of:
           Gross unrealized appreciation $   260,971
           Gross unrealized depreciation  (2,252,875)
                                          ----------
           Net unrealized depreciation   $(1,991,904)
                                          ==========
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2001.
  ADR American Depositary Receipt

                 See accompanying notes to financial statements.



MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES

  CONSUMER DISCRETIONARY....................     14.38%
    Household Durables......................      2.98
    Leisure Equipment & Products............      4.13
    Media...................................      7.27
  INFORMATION TECHNOLOGY....................     67.61
    Communications Equipment................     11.15
    Computers & Peripherals ................     10.59
    Electronic Equipment & Instruments......      5.64
    Internet Software & Services............     10.76
    IT Consulting & Services................      9.06
    Office Electronics......................      2.38
    Semiconductor Equipment & Products......     15.72
    Software................................      2.30
  TELECOMMUNICATION SERVICES................     18.00
    Diversified Telecommunication Services..      7.47
    Wireless Telecommunication Services.....     10.53
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======




--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                          9

PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------


MATTHEWS CHINA FUND
Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Richard H. Gao

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING FEBRUARY 28, 2001?

The Matthews China Fund was down -3.16% over the last six months, while the benchmark Credit Lyonnais China World Index and the MSCI China Free index were down -13.7% and -23.6%, respectively, during the same period. The Fund significantly outperformed the benchmark indices due to its overweight positions in H shares* and B shares**.

WHAT FACTORS CONTRIBUTED TO THIS SIX-MONTH PERFORMANCE?

The last six months saw a sharp decline in the global equity markets led by the collapse of the NASDAQ. In the Matthews China Fund, we reduced our overweight positions in China Mobile and Legend Holdings, two blue chip telecom and technology stocks in the Chinese equity universe. While we still believe in the high growth prospects of these two sectors in China, we are cautious about these two stocks due to their high valuations. As a result of our underweight position in the technology sector, the Fund was less affected by the sharp decline in the global tech sector during the period.

On the other hand, we increased our weightings in the H shares as we believe these companies, mainly in the utilities, infrastructure and industrial sectors, will be the beneficiaries of China's strong economic growth. We also maintained our 10% weighting in the Shanghai and Shenzhen B shares, which we believe are quite undervalued given the huge valuation gap between the B shares and their domestic A share counterparts.

FUND MANAGER INSIGHTS

The Chinese economy continued to grow strongly during the past six months despite a slowdown in the export sector. The strong economy was mainly boosted by the recovery of domestic demand, the government's aggressive fiscal policy, and the increase of foreign direct investment.

We were especially impressed by China's reform in the housing sector as an effort to bolster domestic consumption. During our recent visits to China, we have seen more and more Chinese citizens realize their dream of home ownership. Within just the past five years, over half of the urban Chinese population now own their own homes. In cities such as Shanghai and Guangzhou, home ownership is as high as 70%. In comparison, this number was virtually 0% five years ago. Reform in the housing sector has helped increase domestic demand, which has been declining in the past few years.

Foreign direct investment (FDI) is another area of excitement. Total contracted FDI in 2001 increased by 37% over last year. More importantly, we are seeing more and more FDI coming from the U.S. and Europe, instead of Hong Kong and Japan as in the past. We believe that this shows renewed interest in China's local markets as well as an interest in China as a low-cost base for exports to the world's more open markets.

WHAT IS THE OUTLOOK FOR THE FUND?

Looking ahead, we are quite optimistic about the economic outlook in China. Although exports will be slowing down from 2000 due to the decline in global demand, we believe the recovery of domestic consumption and the government's expanding fiscal policy will both play a major role in China's economic growth. Meanwhile, China has undergone tremendous reform and restructuring during the past two decades, and we are convinced that the current government will be committed to its reform programs in the future. With China's expected entry into the WTO, we believe the country is stepping up its transition from a socialist economy into a true capitalist market economy.

* H-Shares: state-owned Chinese companies listed on the Hong Kong stock exchange.

** Mainland Chinese B Shares are Chinese stocks listed on the Shanghai and
   Shenzhen Stock Exchanges. B Shares are traded in US dollars in Shanghai and in Hong Kong dollars in Shenzhen.


                                FUND PERFORMANCE
--------------------------------------------------------------------------------

                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                               MATTHEWS CHINA FUND
  One Year .........................15.15%
  Three Years ......................(2.32%)
  Since inception (2/19/98) ........(0.38%)
--------------------------------------------------------------------------------
                                 CREDIT LYONNAIS
                               CHINA WORLD INDEX(1)
  One Year .........................(4.61%)
  Three Years ......................(8.62%)
  Since 2/19/98 ....................(4.64%)
--------------------------------------------------------------------------------
                            MSCI CHINA FREE INDEX(2)
  One Year .........................(7.43%)
  Three Years .....................(22.38%)
  Since 2/19/98 ...................(22.38%)
--------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Matthews China Fund    Credit Lyonnais      Lipper China Region
                                World Index(1)       Funds Average(3)
2/19/98      $10,000              $10,000                 $ 10,000
May-98         8,570                8,097                    7,810
Aug-98         4,360                4,024                    5,394
Nov-98         6,650                6,576                    8,057
Feb-99         5,150                5,174                    7,081
May-99         6,734                7,026                    8,798
Aug-99         8,624                9,056                   10,228
Nov-99         8,746                8,550                   11,718
Feb-00         8,586                9,045                   13,355
May-00         8,472                8,397                   11,724
Aug-00        10,223               10,002                   12,964
Nov-00         8,164                7,493                   10,559
Feb-01         9,886                8,628                   11,419


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


(1)  The    Credit    Lyonnais    China    World    Index   is   an    unmanaged
     capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai and Shenzhen stock exchanges.

(2) The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Red Chips are Chinese companies that are incorporated in Hong Kong but have at least 35% of their shares held by Chinese state-owned organizations.

(3)  The Lipper China Region Funds Average consisted of 18 funds as of 2/28/98.

--------------------------------------------------------------------------------
10                                                           800.789.ASIA [2742]

MATTHEWS CHINA FUND      SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                               SHARES       VALUE
                             ---------   -----------
EQUITIES - CHINA/HONG KONG - 93.22%***
CONSUMER DISCRETIONARY - 9.72%
  AUTOMOBILES & COMPONENTS - 5.56%
  Denway Motors Ltd.**       1,164,000  $   276,081
  Qingling Motors Co., Ltd.
     H Shares                1,979,000      296,854
                                        -----------
                                            572,935
                                        -----------
  CONSUMER DURABLE & APPAREL - 3.46%
  China Hong Kong Photo
     Products Holdings, Ltd.   876,000       75,247
  TCL International
     Holdings, Ltd.**          424,000       84,801
  Texwinca Holdings, Ltd.      764,000      195,900
                                        -----------
                                            355,948
                                        -----------
  MEDIA - 0.70%
  Television Broadcasts, Ltd.   12,000       72,155
                                        -----------
  TOTAL CONSUMER DISCRETIONARY            1,001,038
                                        -----------
CONSUMER STAPLES - 1.13%
  FOOD & DRUG RETAILING - 0.00%
  Want Want Holdings Warrants    3,500          525
                                        -----------
  HOUSEHOLD & PERSONAL PRODUCTS - 1.13%
  Hengan International
     Group Co., Ltd.           524,000      116,222
                                        -----------
  TOTAL CONSUMER STAPLES                    116,747
                                        -----------
ENERGY - 4.69%
  PetroChina Co., Ltd. H
     Shares                  1,408,000      261,747
  Sinopec Zhenhai Refining &
     Chemical Co., Ltd.      1,406,000      221,718
                                        -----------
  TOTAL ENERGY                              483,465
                                        -----------
FINANCIALS - 11.19%
  DIVERSIFIED FINANCIALS - 3.94%
  China Everbright, Ltd.       348,000      406,005
                                        -----------
  REAL ESTATE - 7.25%
  China Vanke Co., Ltd. B
     Shares                    504,912      353,443
  New World China Land, Ltd.** 929,600      393,297
                                        -----------
                                            746,740
                                        -----------
  TOTAL FINANCIALS                        1,152,745
                                        -----------
HEALTH CARE - 3.71%
  PHARMACEUTICALS & BIOTECHNOLOGY - 3.71%
  China Pharmaceutical Enterprise
     & Investment Corp., Ltd.1,502,000      169,459
  Guangzhou Pharmaceutical
     Co., Ltd. H Shares      1,466,000      212,385
                                        -----------
  TOTAL HEALTH CARE                         381,844
                                        -----------

                                SHARES      VALUE
                             ---------    -----------

INDUSTRIALS - 30.08%
  CAPITAL GOODS - 11.55%
  Beijing Enterprises
     Holdings, Ltd.             94,000  $    99,424
  Cheung Kong Infrastructure
     Holdings, Ltd.            147,000      265,734
  China Resources
     Enterprises, Ltd.         190,000      308,145
  Citic Pacific, Ltd.           81,000      290,773
  Shanghai Industrial
     Holdings, Ltd.            118,000      226,170
                                        -----------
                                          1,190,246
                                        -----------
  TRANSPORTATION - 18.53%
  China Merchants Holdings
     International Co., Ltd.   408,000      332,158
  China Southern
     Airlines Co., Ltd. ADR**   14,800      222,000
  China Southern
     Airlines Co. Ltd.,
     Class H**                 404,000      124,309
  Cosco Pacific, Ltd.          334,000      235,516
  New World Infrastructure,
     Ltd.**                    353,000      296,433
  Shanghai Zhenhua Port
     Machinery Co., Ltd.
     B Shares                  417,000     271,467
  Zhejiang Expressway
     Co., Ltd. H Shares      2,312,000      426,836
                                        -----------
                                          1,908,719
                                        -----------
  TOTAL INDUSTRIALS                       3,098,965
                                        -----------
INFORMATION TECHNOLOGY - 9.82%
  SOFTWARE & SERVICES - 4.30%
  AsiaInfo Holdings, Inc.**     16,500      207,281
  Computer & Technologies
     Holdings, Ltd.             44,000       22,000
  SINA.com**                    19,600       50,225
  Travelsky Technology Ltd.**  241,000      163,759
                                        -----------
                                            443,265
                                        -----------
  TECHNOLOGY HARDWARE & EQUIPMENT - 5.52%
  Eastern Communications
     Co., Ltd. B Shares        167,700      198,976
  Legend Holdings, Ltd.        450,000      369,236
                                        -----------
                                            568,212
                                        -----------
  TOTAL INFORMATION TECHNOLOGY            1,011,477
                                        -----------
MATERIALS - 3.00%
  Sinopec Beijing Yanhua
     Petrochemical Co., Ltd.
     H Shares                1,390,000      196,028
  Yizheng Chemical Fibre
     Co., Ltd. H Shares        488,000      113,243
                                        -----------
  TOTAL MATERIALS                           309,271
                                        -----------



--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         11

MATTHEWS CHINA FUND      SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                               SHARES       VALUE
                            ----------  -----------

TELECOMMUNICATION SERVICES - 5.41%
  China Mobile (Hong Kong),
     Ltd.**                     68,000  $   372,261
  China Unicom, Ltd. ADR**       7,000      105,070
  China Unicom, Ltd.**          52,000       80,001
                                        -----------
  TOTAL TELECOMMUNICATION SERVICES          557,332
                                        -----------
UTILITIES - 14.47%
  CLP Holdings, Ltd.            44,500      233,343
  Guangdong Electric Power
     Development Co., Ltd.
     B Shares                  753,792      350,083
  Huaneng Power
     International, Inc. ADR    27,200      547,264
  Shandong International Power
     Development Co., Ltd.
     H Shares                1,888,000      360,661
                                        -----------
  TOTAL UTILITIES                         1,491,351
                                        -----------
TOTAL INVESTMENTS - 93.22%***
   (Cost $9,287,559*)                     9,604,235
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 6.78%                 699,018
                                        -----------
NET ASSETS - 100.00%                     $10,303,253
                                        ===========

    * Cost for Federal income tax purposes is $9,287,559 and net unrealized appreciation consists of:
         Gross unrealized appreciation  $ 1,569,148
         Gross unrealized depreciation   (1,252,472)
                                        -----------
         Net unrealized appreciation    $   316,676
                                        ===========
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2001.
  ADR American Depositary Receipt
                 See accompanying notes to financial statements.



--------------------------------------------------------------------------------
12                                                           800.789.ASIA [2742]

PORTFOLIO MANAGER'S COMMENTS
--------------------------------------------------------------------------------

MATTHEWS JAPAN FUND
Portfolio Manager: Mark W. Headley

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING FEBRUARY 28, 2001?
Over the last six months, the Matthews Japan Fund suffered through a very difficult period in Japanese markets and underperformed versus the broad market average, the TOPIX. The Fund fell -32.84% versus a drop of -25.12% for the TOPIX. As long-term active investors, we have always accepted occasional underperformance as a necessary evil in the quest for superior out performance, but that does not make it any less painful.

WHAT FACTORS CONTRIBUTED TO THIS SIX-MONTH PERFORMANCE?
The Matthews Japan Fund runs a fairly concentrated portfolio of approximately thirty companies. The sector exposure in the Fund is comparable to our approach in the other five funds we manage with primary exposure to financials, consumer/retail, and technology (in the broad sense of the word). Unfortunately, all of these sectors have suffered from considerable weakness in recent months. Technology has obviously suffered from the global bout of nervousness over both growth and valuations. Consumer/retail has been very badly hit as a decade long struggle with deflation took a turn for the worst, and consumers voted with their pocket books against an unpopular government. The financial sector has suffered from a general sense of a government that has lost all bearings on economic policy.

FUND MANAGER INSIGHTS
Japan looks a great deal to us like the U.S. did in 1982. The market is at over a ten year low, just as the Dow Jones Industrial Average was at that time. Companies are generally considered to be has-beens. And, of course, there is the government about which few have any kind words to say. What Japan is desperately missing is any form of political leadership. The Liberal Democratic Party has run the country for too long. Japan remains a very attractive long-term investment if it can secure the leadership of an effective prime minister.

Corporate Japan has been restructuring for years. The financial system is not in as dire shape as many reports would suggest and many important reforms have been instituted. Japan has enormous manufacturing capabilities with one of the best-trained labor forces in the world. In our discussions with company management, there is a real respect for shareholder value and the importance of managing businesses for the bottom-line. If the government's policy can be improved, the economy and the market should see steady and sustainable progress.

WHAT IS THE OUTLOOK FOR THE FUND?
Japanese companies remain fierce competitors in global markets and those companies with global businesses remain comparable to equity investments in Europe and the U.S. Where Japan suffers most is in the domestic economy that remains mired in inefficiencies.

While much has been done in the way of reform and deregulation, a great deal more must be accomplished. The Fund's investments that are focused on the domestic economy, including financials, consumer/retail and telecommunications, have tremendous potential that can only be achieved through change. While signs of change are evident, the critical role of political leadership has been lacking. We hope that is about to change.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                               MATTHEWS JAPAN FUND
  One Year ....................... (38.60%)
  Since inception (12/31/98) .....  18.04%
--------------------------------------------------------------------------------
                                     TOPIX(1)
                               (TOKYO PRICE INDEX)
  One Year ....................... (31.88%)
  Since 12/31/98 .................   6.01%
--------------------------------------------------------------------------------
                              MSCI DEVELOPED MARKET
                                  JAPAN INDEX(2)
  One Year ....................... (27.09%)
  Since 12/31/98 .................   4.48%
--------------------------------------------------------------------------------


                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[graphic omitted]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                               Lipper Japanese
           Matthews Japan Fund      Topix Index (Tokyo)(1)      Funds Average(3)
12/31/98       $10,000                   $10,000                   $10,000
Feb-99          11,310                     9,946                    10,114
May-99          15,370                    11,314                    11,885
Aug-99          21,700                    14,156                    16,201
Nov-99          22,840                    17,207                    20,067
Feb-00          23,323                    16,659                    21,079
May-00          21,238                    15,096                    17,309
Aug-00          21,320                    15,154                    17,520
Nov-00          16,935                    13,199                    14,133
Feb-01          14,319                    11,347                    11,893

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) TOPIX: The Tokyo Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

(2)  The   MSCI    Developed    Market    Japan    Index   is   an    unmanaged,
     capitalization-weighted index of all Japanese equities.

(3)  The Lipper Japanese Funds Average consisted of 44 funds as of 12/31/98.


--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         13

MATTHEWS JAPAN FUND      SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                SHARES      VALUE
                              ----------  ----------

EQUITIES - JAPAN - 100.71%***
CONSUMER DISCRETIONARY - 30.47%
  INTERNET & CATALOG RETAIL - 5.29%
  Belluna Co., Ltd.             15,200   $  427,640
                                         ----------
  LEISURE EQUIPMENT & PRODUCTS - 3.57%
  Nintendo Co., Ltd.             1,765      288,461
                                         ----------
  MEDIA - 3.04%
  Fuji Television Network, Inc.     36      245,535
                                         ----------
  RETAIL - 18.57%
  Arc Land Sakamoto Co., Ltd.   26,000      288,162
  Don Quijote Co., Ltd.          4,800      233,258
  Fast Retailing Company, Ltd.   2,200      354,303
  Kyoto Kimono Yuzen Co., Ltd.      71      369,240
  USS Co., Ltd.                 10,400      254,913
                                         ----------
                                          1,499,876
                                         ----------
  TOTAL CONSUMER DISCRETIONARY            2,461,512
                                         ----------
FINANCIALS - 29.97%
  DIVERSIFIED FINANCIALS - 25.50%
  Daiwa Securities Group, Inc.  36,000      328,710
  Ichiyoshi Securities Co.,
      Ltd.                      85,000      333,348
  Japan Securities Finance
      Co., Ltd.                 99,000      332,546
  Mizuho Holdings, Inc.             47      288,503
  The Nikko Securities Co., Ltd.62,000      449,295
  Tsubasa Securities Co., Ltd. 106,000      327,141
                                         ----------
                                          2,059,543
                                         ----------
  INSURANCE - 4.47%
  AFLAC, Inc.                    6,000      360,960
                                         ----------
  TOTAL FINANCIALS                        2,420,503
                                         ----------
HEALTH CARE - 10.33%
  PHARMACEUTICALS - 10.33%
  Banyu Pharmaceutical Co., Ltd.11,000      218,040
  Chugai Pharmaceutical Co.,
     Ltd.                       13,000      186,751
  Kissei Pharmaceutical Co.,
     Ltd.                       11,000      212,882
  Nippon Shinyaku Co., Ltd.     32,000      217,162
                                         ----------
  TOTAL HEALTH CARE                         834,835
                                         ----------
INDUSTRIALS - 3.51%
  MACHINERY - 3.51%
  Nitto Kohki Co., Ltd.         14,600      283,797
                                         ----------
  TOTAL INDUSTRIALS                         283,797
                                         ----------
INFORMATION TECHNOLOGY - 21.58%
  COMPUTERS & PERIPHERALS - 11.23%
  Ferrotec Corp.                10,000      187,561
  NEC Corp.                     25,000      406,880
  Obic Business Consultants Ltd. 4,530      312,827
                                         ----------
                                            907,268
                                         ----------

                               SHARES       VALUE
                              --------   ----------

  ELECTRONICS EQUIPMENT & INSTRUMENTS - 10.35%
  Canon, Inc.                    8,500   $  276,823
  Honda Tsushin Kogyo Co., Ltd.     50          916
  Rohm Co. Ltd.                  1,000      161,985
  Sony Corp.                     5,500      396,223
                                         ----------
                                            835,947
                                         ----------
  TOTAL INFORMATION TECHNOLOGY            1,743,215
                                         ----------
TELECOMMUNICATION SERVICES - 4.85%
  DIVERSIFIED TELECOMMUNICATION SERVICES - 4.85%
  Nippon Telegraph & Telephone
     Corp. ADR                  11,900      391,510
                                         ----------
TOTAL INVESTMENTS - 100.71%***
   (Cost $10,542,712*)                    8,135,372
LIABILITIES, LESS CASH AND
   OTHER ASSETS - (0.71%)                   (57,201)
                                         ----------
NET ASSETS - 100.00%                     $8,078,171
                                         ==========

    * Cost for Federal income tax purposes is $10,542,712 and net unrealized appreciation consists of:
         Gross unrealized appreciation  $   357,686
         Gross unrealized depreciation   (2,765,026)
                                        -----------
         Net unrealized depreciation    $(2,407,340)
                                        ===========
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2001.
  ADR American Depositary Receipt
  USD United States Dollars
                 See accompanying notes to financial statements.



--------------------------------------------------------------------------------
14                                                           800.789.ASIA [2742]

PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------


MATTHEWS KOREA FUND
Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING FEBRUARY 28, 2001? The KOSPI Index was down
-25.92% for the six-months ending February 28, 2001, while the Matthews Korea Fund was down significantly less, -15.50%. After the sharp downturn in mid to late-2000, the Korean market turned around nicely at the beginning of this year sparked by falling interest rates in Korea, made possible by the U.S. Federal Reserve's interest rate cuts. The Fund was up 21.87% year-to-date through February 28, outperforming the benchmark KOSPI Index by 7%.

WHAT FACTORS CONTRIBUTED TO THIS SIX-MONTH PERFORMANCE?
From mid-2000, the Fund's exposure to the Internet sector was reduced. The portfolio has been concentrated in the companies in which we have the most conviction and a long-term overweight position in the financial sector has been maintained. We believe that the restructuring effort by the Korean government will be reflected in the financial industry first, and that financials will lead the recovery of the Korean market.

The Fund has typically avoided the highly cyclical heavy industries and chemical companies. We have instead concentrated on finding new growth opportunities in areas such as consumer/retail and technology. Numerous company visits have revealed several very attractive investments, such as LG Home Shopping and NCSoft, as well as many promising candidates. We continue to search for companies managed by talented and motivated executives who offer transparent operations and clear long-term strategies. Entering 2001, the Korean market started to recover from the heavy sell-off in 2000, and the financials sector led the way.

FUND MANAGER'S INSIGHTS
The Korean market and economy continues to undergo a process of recovery and restructuring. In this environment, the ability to find solid individual companies that are rapidly restructuring and/or seizing emerging opportunities is more important than ever. Having managed the Matthews Korea Fund for over six years, we have the knowledge and expertise to conduct in-depth research and identify key trends.

We use a wide range of analytical tools and information sources combined with our bedrock resource of on-site visits. We continue to see significant improvement in the openness and professionalism of local corporate management and the impact of foreign partnerships through mergers and acquisitions. We will continue to search for leaders in key sectors which we believe will lead the recovery of Korean economy and provide the best long-term returns to investors.

WHAT IS THE OUTLOOK FOR THE FUND?
Despite the slower than expected restructuring process, we have seen many positive changes in Korea; companies are concentrating on their core businesses rather than diverting their capital into unprofitable ones, and more "Chaebol" affiliated companies are becoming independent entities, enabling profitable units to survive and letting unprofitable ones fail.

We believe the impact of a U.S. slowdown has already been priced in last year, although Korea's high dependency on exports remains a concern. In fact, the Korean market was up +14.37% year-to-date through February 28, while during the same period the Dow Jones Industrial Average and the NASDAQ were down -2.39% -12.87%, respectively.

The historic improvement in relations between South Korea and North Korea should provide long-term benefits as less money is spent on defense, although any true rapprochement is likely to take many years. With continued reform and restructuring, we expect Korea to fully join the ranks of developed nations, as one of the world's few true development success stories.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                               MATTHEWS KOREA FUND
  One Year ....................... (30.71%)
  Five Years ..................... (10.14%)
  Since inception (1/3/95) ....... (10.87%)
--------------------------------------------------------------------------------
                                     KOSPI(1)
                        (SOUTH KOREAN STOCK PRICE INDEX)
  One Year ....................... (37.08%)
  Five Years ..................... (15.91%)
  Since 1/3/95 ................... (15.36%)
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[EDGAR representation of data points used in printed graphic as follows:
                                          South
                                        Korea Stock      Lipper Pacific ex-Japan
            Matthews Korea Fund        Price Index(1)         Funds Average(2)
12/31/94        $10,000.00              $10,000.00             $10,000.00
2/28/95           9,000.00                8,768.39               9,492.26
5/31/95           8,960.00                9,009.59              10,337.20
8/31/95           9,130.00                9,152.66              10,077.20
11/30/95          9,230.00                9,416.78               9,716.27
2/29/96           8,403.70                8,500.60              10,961.80
5/31/96           8,635.74                8,918.80              11,162.00
8/31/96           7,293.97                7,423.01              10,524.10
11/30/96          6,819.81                6,820.47              10,929.40
2/28/97           5,891.67                6,093.21              11,151.60
5/31/97           6,416.27                6,603.12              11,202.80
8/31/97           6,244.77                5,974.91              10,182.90
11/30/97          3,046.72                2,736.63               7,481.67
2/28/98           3,046.72                2,653.17               7,553.92
5/31/98           2,280.00                1,828.70               6,297.94
8/31/98           2,047.96                1,781.01               4,987.13
11/30/98          3,107.25                2,810.91               6,567.75
2/28/99           3,763.00                3,296.06               6,542.16
5/31/99           6,012.73                4,809.27               8,274.24
8/31/99           7,556.27                6,157.41               9,726.68
11/30/99          8,222.11                6,663.65              10,806.60
2/29/00           7,103.27                5,675.93              12,164.70
5/31/00           5,723.01                5,022.04              10,140.30
8/31/00           5,824.01                4,794.60              10,330.30
11/30/00          4,309.09                3,247.45               8,093.81
2/28/01           4,921.56                3,571.19               8,509.16


              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


(1) KOSPI: The South Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

(2) The Lipper Pacific ex-Japan Funds Average consisted of 28 funds as of 12/31/94.


--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         15

MATTHEWS KOREA FUND      SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                SHARES      VALUE
                             ----------  ----------

EQUITIES - SOUTH KOREA - 97.44%***
CONSUMER DISCRETIONARY - 10.30%
  AUTO COMPONENTS - 0.31%
  Global & Yuasa Battery
      Co., Ltd.                224,800  $   351,334
                                        -----------
  AUTOMOBILES - 4.30%
  Hyundai Motor Co., Ltd.      390,471    4,981,689
                                        -----------
  INTERNET & CATALOG RETAIL - 0.01%
  Hansol CSN Co., Ltd.           3,215        8,088
                                        -----------
  RETAIL - 5.68%
  LG Home Shopping, Inc.        96,087    3,639,350
  Shinsegae Department Store Co.34,616    1,932,159
  Shinsegae Department Stores
     Co. - Pfd.                 28,879    1,004,013
                                        -----------
                                          6,575,522
                                        -----------
  TOTAL CONSUMER DISCRETIONARY           11,916,633
                                        -----------
CONSUMER STAPLES - 15.30%
  BEVERAGES - 7.10%
  Hite Brewery Co., Ltd.       146,911    5,212,933
  Lotte Chilsung Beverage Co.   27,530    3,007,424
                                        -----------
                                          8,220,357
                                        -----------
  FOOD PRODUCTS - 5.60%
  Lotte Confectionery Co., Ltd. 23,990    2,295,511
  Nong Shim Co., Ltd.          107,208    4,188,814
                                        -----------
                                          6,484,325
                                        -----------
  PERSONAL PRODUCTS - 2.60%
  Pacific Corp.                111,700    3,010,494
                                        -----------
  TOTAL CONSUMER STAPLES                 17,715,176
                                        -----------
FINANCIALS - 32.02%
  BANKS - 15.24%
  Hana Bank                  1,079,350    6,713,125
  Housing & Commercial
     Bank ADR                  176,300    1,882,884
  Kookmin Bank                 330,445    4,769,201
  Shinhan Bank                 379,702    4,269,036
                                        -----------
                                         17,634,246
                                        -----------
  DIVERSIFIED FINANCIALS - 12.85%
  Dongwon Securities Co.       184,350    1,153,933
  Good Morning Securities
     Co., Ltd.               1,568,400    7,153,535
  Samsung Securities Co., Ltd. 176,035    4,997,086
  Seoul Securities Co., Ltd.   243,900    1,573,360
                                        -----------
                                         14,877,914
                                        -----------
  INSURANCE - 3.93%
  Samsung Fire & Marine
     Insurance                 158,032    4,549,043
                                        -----------
  TOTAL FINANCIALS                       37,061,203
                                        -----------

                               SHARES       VALUE
                             ---------  ------------

HEALTH CARE - 1.31%
  HEALTH CARE EQUIPMENT & SUPPLIES - 0.97%
  Shinhung Co., Ltd.           342,700  $   875,810
  Suheung Capsule Co., Ltd.     35,050      245,945
                                        -----------
                                          1,121,755
                                        -----------
  PHARMACEUTICALS - 0.34%
  Hanmi Pharmaceutical
     Industrial Co., Ltd.       53,645      391,394
                                        -----------
  TOTAL HEALTH CARE                       1,513,149
                                        -----------
INDUSTRIALS - 1.26%
  COMMERCIAL SERVICES & SUPPLIES - 1.21%
  S1 Corp.                     142,805    1,400,607
                                        -----------
  MACHINERY - 0.05%
  Hanjin Heavy Industries Co.,
      Ltd.                      26,139       55,963
                                        -----------
  TOTAL INDUSTRIALS                       1,456,570
                                        -----------
INFORMATION TECHNOLOGY - 17.85%
  ELECTRONICS EQUIPMENT & INSTRUMENTS - 2.16%
  Dae Duck GDS Co., Ltd.       221,696    2,032,940
  Hankuk Electric Glass Co.,
     Ltd.                        7,800      465,226
                                        -----------
                                          2,498,166
                                        -----------
  IT CONSULTING & SERVICES - 0.38%
  Comtec Systems Co., Ltd.     198,270      433,187
                                        -----------
  INTERNET SOFTWARE & SERVICES - 5.97%
  Internet Auction Co., Ltd.** 204,817    4,058,450
  Korea Next Education
     Service, Inc.**           328,440      607,592
  NCSoft Corp.                  29,650    2,248,397
                                        -----------
                                          6,914,439
                                        -----------
  OFFICE ELECTRONICS - 0.99%
  Sindo Ricoh Co.               50,556    1,148,908
                                        -----------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.35%
  Samsung Electronics           64,834    9,667,457
                                        -----------
  TOTAL INFORMATION TECHNOLOGY           20,662,157
                                        -----------
MATERIALS - 0.32%
  CHEMICALS - 0.32%
  Honam Petrochemical Corp.     50,790      373,402
                                        -----------
  TOTAL MATERIALS                           373,402
                                        -----------
TELECOMMUNICATION SERVICES - 16.46%
  TELECOMMUNICATION SERVICES - 4.90%
  Korea Telecom Corp.           70,820    3,687,542
  Korea Telecom Corp. ADR*      66,317    1,989,510
                                        -----------
                                          5,677,052
                                        -----------



--------------------------------------------------------------------------------
16                                                           800.789.ASIA [2742]

MATTHEWS KOREA FUND      SCHEDULE OF INVESTMENTS   FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                               SHARES       VALUE
                              --------  ------------

  WIRELESS TELECOMMUNICATION SERVICES - 11.56%
  Korea Telecom Freetel**      198,244  $ 6,133,376
  KT M.Com Co., Ltd.**         248,555    1,863,023
  SK Telecom Co., Ltd.          20,570    3,485,468
  SK Telecom Co., Ltd., ADR     97,200    1,894,428
                                        -----------
                                         13,376,295
                                        -----------
  TOTAL TELECOMMUNICATION SERVICES       19,053,347
                                        -----------
UTILITIES - 2.62%
  Daehan City Gas Co., Ltd.     57,492      559,288
  Korea Electric Power Corp.    98,990    2,028,581
  Seoul City Gas Co., Ltd.      36,750      448,349
                                        -----------
  TOTAL UTILITIES                         3,036,218
                                        -----------
TOTAL EQUITIES
   (Cost $116,955,865)                  112,787,855
                                        -----------

                                FACE
                               AMOUNT
                             ---------
INTERNATIONAL DOLLAR BONDS -
  SOUTH KOREA - 0.58%***
INFORMATION TECHNOLOGY - 0.58%
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.58%
  Samsung Electronics Co.
     0.250%, 12/31/06         $330,000      672,375
                                       ------------
     (Cost $384,912)
TOTAL INVESTMENTS - 98.02%***
     (Cost $117,340,777*)               113,460,230
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 1.98%               2,285,989
                                       ------------
NET ASSETS - 100.00%                   $115,746,219
                                       ============

    * Cost for Federal income tax purposes is $117,340,777 and net unrealized appreciation consists of:
         Gross unrealized appreciation $ 13,616,626
         Gross unrealized depreciation  (17,497,173)
                                       ------------
         Net unrealized depreciation   $ (3,880,547)
                                       ============
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2001.
  ADR American Depositary Receipt
  GDR Global Depositary Receipt
 Pfd. Preferred
                 See accompanying notes to financial statements.



--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         17

PORTFOLIO MANAGERS' COMMENTS
--------------------------------------------------------------------------------


MATTHEWS PACIFIC TIGER FUND
Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Andrew T. Foster (Assistant)

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDING FEBRUARY 28, 2001?
The Matthews Pacific Tiger Fund weathered a rough period of market performance relatively well falling -16.18% versus a fall of -16.50% for its benchmark, the MSCI AC Far East Free ex-Japan Index. The Fund has continued to perform very well compared to other diversified Asia ex-Japan funds. Such "relative" performance is always a poor alternative to positive numbers.

WHAT FACTORS CONTRIBUTED TO THIS SIX-MONTH PERFORMANCE?
The Fund has averaged approximately 40 positions in companies ranging from the region's largest, HSBC and Samsung Electronics, to small niche players, WYSE Technology and Hite Brewery. With stock selection as the driving force of our investment process, we find the flexibility of investing in a wide array of companies, large and small -- domestic and global, as a key strength in our work. Domestic Asian companies often control their own destinies in a way global companies sometimes cannot. Global Asian companies achieve levels of sophistication and competitiveness that domestic Asian companies cannot. We believe owning a range of companies that have been selected through our internal research and hundreds of company visits is the key driver in our long-term out-performance of our benchmarks and the majority of our competitors.

FUND MANAGER INSIGHTS
Asia suffered through a major financial crisis in 1997/98. It has also suffered through a decade of stagnation in Japan. Despite the turbulence of the markets, corporations across the region have made steady improvements to their corporate governance and strategic planning. While exceptions to this trend can always be found, our meetings with senior corporate management leave us extremely confident in the region's future. The vision and intelligence of many of these managers is comparable to the very best found anywhere in the world.

It is our job to find superior management running companies that are well positioned in attractive industries. The time we spend with that management learning about their companies and their views on the region and the rest of the world is one of the most rewarding parts of our job.

WHAT IS THE OUTLOOK FOR THE FUND?
The Fund continues to have three key areas of exposure across the region. The financial industry is a key area of restructuring and a driver of change across most countries' economies. The technology industry, where Asia is both a global leader and, increasingly, a consumer of its own high-end products, offers a range of high growth companies that few investors are familiar with. Finally, there is the consumer/retail industry where Asia's ever growing middle-class will find the products they need. Each of these areas offers a wide range of opportunities, in which we have spent many years developing expertise. The challenges of that last decade are rapidly turning into the opportunities of the new decade in Asian growth and development.

--------------------------------------------------------------------------------
                                FUND PERFORMANCE
--------------------------------------------------------------------------------
                       ANNUALIZED PERFORMANCE INFORMATION
                            (AS OF FEBRUARY 28, 2001)
--------------------------------------------------------------------------------
                                    MATTHEWS
                               PACIFIC TIGER FUND
  One Year ...................... (17.63%)
  Five Years ....................  (0.28%)
  Since inception (9/12/94) .....   1.22%
--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                              FREE EX-JAPAN INDEX(1)
  One Year ...................... (26.36%)
  Five Years ....................  (9.73%)
  Since 9/12/94 .................  (6.91%)
--------------------------------------------------------------------------------
                            MSCI ALL COUNTRY FAR EAST
                                 EX-JAPAN INDEX(2)
  One Year ...................... (26.89%)
  Five Years ....................  (6.59%)
  Since 9/12/94 .................  (5.76%)
--------------------------------------------------------------------------------

                         GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[graphic omitted]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Matthews Pacific   MSCI All Country Far East   MSCI All Country Far East    Lipper Pacific Ex-Japan
                  Tiger Fund       ex-Japan Free Index(1)        ex-Japan Index(2)             Funds Average (3)
9/12/94          $10,000.00             $10,000.00                  $10,000.00                   $10,000.00
11/30/94           9,720.00               9,074.96                    9,329.22                     9,104.79
2/28/95            9,241.42               8,700.08                    8,878.63                     8,392.00
5/31/95            9,722.53               9,714.12                    9,447.07                     9,174.17
8/31/95            9,792.70               9,256.69                    8,873.17                     8,918.42
11/30/95           9,431.86               9,176.84                    8,783.99                     8,546.68
2/29/96           10,965.40              10,480.30                    9,563.05                     9,694.15
5/31/96           11,185.90              10,754.60                   10,185.00                     9,845.31
8/31/96           10,835.10              10,131.80                    9,657.71                     9,293.71
11/30/96          11,907.60              10,774.90                   10,172.90                     9,644.63
2/28/97           12,438.80              10,902.30                   10,325.40                     9,856.72
5/31/97           12,920.00              10,553.40                   10,117.10                     9,885.97
8/31/97           11,349.40               8,883.53                    9,015.88                     8,987.76
11/30/97           8,075.15               6,241.93                    6,233.33                     6,677.74
2/28/98            7,693.49               6,713.26                    6,768.71                     6,748.45
5/31/98            6,046.32               4,965.10                    5,087.90                     5,606.47
8/31/98            4,150.87               3,637.16                    3,797.75                     4,425.53
11/30/98           6,455.77               5,596.41                    5,614.14                     5,825.08
2/28/99            6,516.97               5,392.58                    5,520.30                     5,784.90
5/31/99            9,127.83               7,051.83                    7,203.09                     7,264.02
8/31/99           10,637.70               8,088.39                    8,430.04                     8,508.58
11/30/99          11,915.00               8,577.46                    8,781.62                     9,440.30
2/29/00           13,129.10               8,528.31                    9,298.57                    10,729.80
5/31/00           11,958.20               7,539.83                    8,366.02                     8,837.03
8/31/00           12,901.30               7,521.14                    8,219.66                     8,980.13
11/30/00           9,892.71               5,826.25                    6,299.00                     7,017.45
2/28/01           10,814.10               6,280.19                    6,797.81                     7,336.89

              PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.

(2)  The  MSCI  All   Country   Far  East   ex-Japan   Index  is  an   unmanaged
     capitalization-weighted index of stock markets of Hong Kong, Taiwan, Malaysia, Singapore, Korea, Indonesia, Philippines, Thailand and China.

(3)  The Lipper  Pacific  ex-Japan  Funds  Average  consisted  of 23 funds as of
     8/31/94.

--------------------------------------------------------------------------------
18                                                           800.789.ASIA [2742]

MATTHEWS PACIFIC TIGER FUND             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

                               SHARES      VALUE
                              --------   ----------

EQUITIES - 97.01%***
  CHINA/HONG KONG - 50.68%
  Asia Satellite Telecommunications
     Holdings, Ltd.          1,048,600  $ 2,386,268
  AsiaInfo Holdings, Inc.**     75,000      942,187
  China Hong Kong Photo
     Products Holdings,
     Ltd.                   16,886,000    1,450,483
  China Mobile HK, Ltd.**      164,800      902,186
  China Mobile HK, Ltd.  ADR**  93,400    2,489,110
  China.com Corp. A Shares**   159,900      714,553
  Dah Sing Financial Group     450,000    2,330,799
  Dao Heng Bank Group, Ltd.    383,000    1,900,294
  Giordano International
      Ltd.**                 7,019,000    4,139,463
  Guangdong Electric Power
     Development Co.,
     Ltd. B Shares           5,092,588    2,365,146
  HSBC Holdings Plc. ADR        39,300    2,613,450
  Huaneng Power International,
     Inc. ADR                  172,700    3,474,724
  Hutchison Whampoa, Ltd.      215,820    2,559,437
  i-CABLE Communications**   3,751,000    2,019,795
  Legend Holdings, Ltd.      5,122,000    4,202,720
  Li & Fung Ltd.               938,000    1,707,663
  Quality Healthcare Asia,
      Ltd.**                 9,906,500    1,384,388
  Shangri-La Asia, Ltd.      2,902,000    2,864,832
  SINA.com**                   162,200      415,637
  Vitasoy International
     Holdings, Ltd.         17,738,750    3,001,981
                                        -----------
  TOTAL CHINA/HONG KONG                  43,865,116
                                        -----------
  PHILIPPINES - 1.83%
  Benpres Holdings Corp.**  24,639,000    1,581,385
                                        -----------
  SINGAPORE - 8.47%
  CSE Systems &
     Engineering, Ltd.**     3,941,000    1,649,237
  DBS Group Holdings Ltd.       42,000      474,318
  Parkway Holdings, Ltd.       777,000    1,331,822
  Venture Manufacturing, Ltd.  327,800    2,536,861
  Vickers Ballas Holdings,
     Ltd.                    2,047,000    1,337,755
                                        -----------
  TOTAL SINGAPORE                         7,329,993
                                        -----------

                               SHARES       VALUE
                              --------  -------------

  SOUTH KOREA - 22.29%
  Comtec Systems Co., Ltd.     348,770  $   762,004
  Hana Bank                    735,919    4,577,122
  Hite Brewery Co., Ltd.        71,927    2,552,230
  Samsung Electronics           23,418    3,491,879
  Samsung Fire & Marine
     Insurance                  58,981    1,697,802
  Samsung Securities Co., Ltd. 110,594    3,139,420
  Shinsegae Department Store Co.   853       47,584
  SK Telecom Co., Ltd.          11,170    1,892,692
  SK Telecom Co., Ltd., ADR     58,000    1,130,420
                                        -----------
  TOTAL SOUTH KOREA                      19,291,153
                                        -----------
  TAIWAN - 8.73%
  Taiwan Semiconductor
     Manufacturing Co., Ltd.** 953,000    2,651,724
  VIA Technologies, Inc.**     409,320    3,707,861
  WYSE Technology Taiwan,
      Ltd.                   2,045,000    1,201,268
                                        -----------
  TOTAL TAIWAN                            7,560,853
                                        -----------
  THAILAND - 5.01%
  Advanced Info Service
     Public Co., Ltd.**        147,700    1,783,651
  Charoen Pokphand Foods
     Public Co., Ltd.        1,340,000    1,314,793
  Shinawatra Satellite Public
     Co., Ltd.**             1,565,500    1,236,112
                                        -----------
  TOTAL THAILAND                          4,334,556
                                        -----------
TOTAL EQUITIES
   (Cost $83,669,253)                    83,963,056
                                        -----------



--------------------------------------------------------------------------------
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



MATTHEWS PACIFIC TIGER FUND         SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------


                             FACE AMOUNT   VALUE
                           -------------- ----------

INTERNATIONAL DOLLAR BONDS - 2.75%***
  SINGAPORE - 2.75%
  Finlayson Global Corp. (DBS Holdings)
     0.000%, 02/19/04       $1,320,000  $  2,382,600
                                        ------------
     (Cost $2,083,621)
TOTAL INVESTMENTS - 99.76%***
   (Cost $85,752,874*)                    86,345,656
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.24%                  208,124
                                        ------------
NET ASSETS - 100.00%                     $86,553,780
                                        ============

    * Cost for Federal income tax purposes is $85,752,874 and net unrealized appreciation consists of:
        Gross unrealized appreciation   $ 13,285,331
        Gross unrealized depreciation    (12,692,549)
                                        ------------
        Net unrealized appreciation     $    592,782
                                        ============
   ** Non-income producing security
  *** As a percentage of net assets as of February 28, 2001.
  ADR American Depositary Receipt
                 See accompanying notes to financial statements.

MARKET SECTOR DIVERSIFICATION
AS A PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES
  CONSUMER DISCRETIONARY....................     18.76%
    Distributors............................      1.68
    Hotels Restaurants & Leisure............      3.32
    Media...................................      6.93
    Multiline Retail........................      0.06
    Specialty Retail........................      4.79
    Textiles & Apparel......................      1.98
  CONSUMER STAPLES..........................      7.96
    Beverages...............................      2.96
    Food Products...........................      5.00
  FINANCIALS................................     26.65
    Banks...................................     13.51
    Diversified Financials..................     11.18
    Insurance...............................      1.97
  HEALTH CARE...............................      3.15
    Health Care Providers & Services........      3.15
  INFORMATION TECHNOLOGY....................     25.80
    Computers & Peripherals.................      6.26
    Electronic Equipment & Instruments......      2.94
    Internet Software & Services............      1.31
    IT Consulting & Services................      3.88
    Semiconductor Equipment & Products......     11.41
  TELECOMMUNICATION SERVICES................     10.93
    Diversified Telecommunication Services..      1.43
    Wireless Telecommunication Services.....      9.49
  UTILITIES ................................      6.76
    Electric Utilities......................      6.76
                                                ------
  TOTAL INVESTMENTS ........................    100.00%
                                                ======



--------------------------------------------------------------------------------
20                                                           800.789.ASIA [2742]

STATEMENTS OF ASSETS AND LIABILITIES        FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


                                                  MATTHEWS     MATTHEWS                                         MATTHEWS
                                                ASIAN GROWTH    ASIAN     MATTHEWS    MATTHEWS     MATTHEWS      PACIFIC
                                                 AND INCOME   TECHNOLOGY    CHINA       JAPAN        KOREA        TIGER
                                                    FUND         FUND       FUND        FUND         FUND         FUND
                                                 ----------- ----------- ----------- ----------- ------------  -----------
ASSETS:
   Investments, at value (Cost $14,206,797,
     $13,599,590, $9,287,559, $10,542,712,
     $117,340,777 and $85,752,874,
     respectively)..................             $14,560,171 $11,607,686 $ 9,604,235  $8,135,372 $113,460,230  $86,345,656
   Cash ............................                 858,948     206,390     752,404          -     6,028,205       73,255
   Foreign currency, at value (Cost $215,
     $432, $289, $0, $742, and $0,
     respectively)..................                     114         429         237          --          743           --
   Dividends and interest receivable                  82,222       2,349      52,008       3,804       59,367       12,193
   Receivable for securities sold ..                 550,000          --          --     365,944           --      542,742
   Receivable for capital shares sold                 73,641      17,489     334,915           0       68,699       30,142
   Due from Advisor (Note 2)........                      --         716          --       1,786           --           --
   Deferred organization costs (Note 1-F)                 --          --       6,096          --           --           --
   Other assets ....................                   3,540      92,095       1,832       2,915       83,759       34,901
                                                 ----------- ----------- ----------- ----------- ------------  -----------
     Total assets...................              16,128,636  11,927,154  10,751,727   8,509,821  119,701,003   87,038,889
                                                 ----------- ----------- ----------- ----------- ------------  -----------
LIABILITIES:
   Payable for securities purchased.                 630,453     100,345     437,645     302,783    3,470,893           --
   Payable for capital shares redeemed                    --     175,191          --       7,966       99,266       87,745
   Cash overdraft...................                      --          --          --      73,831           --           --
   Foreign currency, at value (Cost $0, $0,
     $0, $1,202, $0, and $4,357,
     respectively)..................                      --          --          --       1,079           --        3,966
   Due to Advisor (Note 2) .........                  13,093          --       7,364          --       78,676       60,982
   Accrued expenses.................                  19,362      26,948       3,465      45,991      305,949      249,972
   Other liabilities................                      --          --          --          --           --       82,444
                                                 ----------- ----------- ----------- ----------- ------------  -----------
     Total liabilities..............                 662,908     302,484     448,474     431,650    3,954,784      485,109
                                                 ----------- ----------- ----------- ----------- ------------  -----------
NET ASSETS:.........................             $15,465,728 $11,624,670 $10,303,253 $ 8,078,171 $115,746,219  $86,553,780
                                                 =========== =========== =========== =========== ============  ===========
SHARES OUTSTANDING:
     (shares of beneficial interest issued and
     outstanding, respectively, unlimited
     number of shares authorized with a
     $0.001 par value)..............               1,655,886   2,559,474   1,130,550     611,169   42,422,228    9,468,027
                                                 =========== =========== =========== =========== ============  ===========
Net asset value, offering price and
   redemption price ................                   $9.34       $4.54       $9.11      $13.22        $2.73        $9.14
                                                 =========== =========== =========== =========== ============  ===========
NET ASSETS CONSIST OF:
   Capital paid-in .................             $15,312,694 $27,489,563 $10,532,830 $13,609,002  $93,623,960  $85,139,079
   Accumulated undistributed net
     investment income (loss).......                 207,957     114,705      38,801     277,752      139,767   (1,708,389)
   Accumulated net realized gain (loss)
     on investments.................                (408,486)(13,987,654)   (584,996) (3,401,305)  25,847,011    2,529,888
   Net unrealized appreciation (depreciation)
     on investments and foreign currency
     related transactions...........                 353,563  (1,991,944)    316,618  (2,407,278)  (3,864,519)     593,202
                                                 ----------- ----------- ----------- ----------- ------------  -----------
                                                 $15,465,728 $11,624,670 $10,303,253 $ 8,078,171 $115,746,219  $86,553,780
                                                 =========== =========== =========== =========== ============  ===========



                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         21

STATEMENTS OF OPERATIONS  FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                       MATTHEWS     MATTHEWS                                            MATTHEWS
                                     ASIAN GROWTH     ASIAN     MATTHEWS     MATTHEWS     MATTHEWS       PACIFIC
                                      AND INCOME   TECHNOLOGY     CHINA        JAPAN        KOREA         TIGER
                                         FUND         FUND        FUND         FUND         FUND          FUND
                                     -----------   ----------   ---------    ---------   -----------   -----------
INVESTMENT INCOME:
   Dividends (net of foreign tax
     withheld of $0, $0, $0, $5,170,
     $19,843, and $0, respectively).   $  56,489    $  40,903   $ 126,233    $  30,401   $   140,725   $   461,248
   Interest.........................     422,986        5,194       3,369       (2,821)        7,133       (82,731)
   Other income (see Note 1K).......       3,793      320,470       5,567       27,241       996,255       384,726
                                       ---------    ---------   ---------    ---------   -----------   -----------
     Total investment income .......     483,268      366,567     135,169       54,821     1,144,113       763,243
                                       ---------    ---------   ---------    ---------   -----------   -----------
EXPENSES:
   Investment advisory fees (Note 2)      59,746       75,962      39,704       79,571       507,811       442,828
   Recovery of reimbursed
     expenses (Note 2)..............       4,269           --          --           --            --            --
   Distribution expenses ...........          --           --          --           --         7,566         1,057
   Transfer agent fees..............      14,060       38,146      10,660       39,002       118,777       130,741
   Administration fees .............       8,701       20,891       5,652       21,456        82,675        84,855
   Accounting fees..................       3,706       12,383       3,168       12,300        56,629        48,762
   Professional fees................       2,941        4,044       1,765        6,519        47,920        27,340
   Custodian fees...................      11,654       41,689       7,569       14,728       136,149       112,864
   Directors fees (Note 2)..........         727        1,244         570        1,393         7,129         7,273
   Insurance expense................         609          360         424        1,259         8,033         5,328
   Amortization of organization
     costs (Note 1-F)...............          --       24,686       1,531           --            --            --
   Printing expense.................         986          993       1,950        1,807         7,228         6,734
   Registration expenses............       5,236        3,401       6,677        9,922        15,745        19,507
   Other expenses...................         883          736         620        1,685         8,684         5,435
                                       ---------    ---------   ---------    ---------   -----------   -----------
   Total expenses...................     113,518      224,535      80,290      189,642     1,004,346       892,724
   Expenses reimbursed and
     waived (Note 2)................          --      (72,611)       (882)     (30,500)           --       (72,435)
                                       ---------    ---------   ---------    ---------   -----------   -----------
     Net expenses...................     113,518      151,924      79,408      159,142     1,004,346       820,289
                                       ---------    ---------   ---------    ---------   -----------   -----------
NET INVESTMENT INCOME (LOSS) .......     369,750      214,643      55,761     (104,321)      139,767       (57,046)
                                       ---------    ---------   ---------    ---------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS:
   Net realized gain on investments.     101,344  (11,106,126)   (459,886)  (3,619,267)   (2,293,148)     (437,326)
   Net realized gain (loss) on foreign
     currency related transactions..      (2,164)     (58,788)         (6)     612,960      (460,523)      (76,299)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency related
     transactions                       (301,796)   3,037,550      93,075   (3,354,839)  (16,749,013)  (17,270,540)
                                       ---------   ----------   ---------   ----------   -----------   -----------
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     related transactions...........    (202,616)  (8,127,364)   (366,817)  (6,361,146)  (19,502,684)  (17,784,165)
                                       ---------   ----------   ---------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS..................   $ 167,134  ($7,912,721) ($311,056)  ($6,465,467) ($19,362,917) ($17,841,211)
                                       =========  ===========  =========   ===========  ============  ============


                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
22                                                           800.789.ASIA [2742]

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           MATTHEWS ASIAN             MATTHEWS ASIAN
                                                       GROWTH AND INCOME FUND          TECHNOLOGY FUND
                                                     -------------------------   --------------------------
                                                      SIX MONTHS                  SIX MONTHS
                                                         ENDED         YEAR          ENDED       PERIOD
                                                     FEBRUARY 28,      ENDED     FEBRUARY 28,     ENDED
                                                         2001       AUGUST 31,       2001      AUGUST 31,
                                                      (UNAUDITED)      2000       (UNAUDITED)     2000*
                                                     -----------   -----------   ------------   -----------
OPERATIONS:
   Net investment income...........................  $   369,750   $   712,430   $    214,643   $   524,171
   Net realized gain (loss) on investments and
     foreign currency related transactions.........       99,180     1,422,306    (11,164,914)   (2,831,523)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.................     (301,796)     (151,186)     3,037,550    (5,029,494)
                                                     -----------   -----------   ------------   -----------
   Net increase (decrease) in net assets
     from operations...............................      167,134     1,983,550     (7,912,721)   (7,336,846)
                                                     -----------   -----------   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I.......................................     (391,355)     (672,202)      (615,326)           --
     Class A.......................................          N/A           N/A            N/A           N/A
   Realized gains on investments:
     Class I.......................................   (1,037,531)           --             --            --
     Class A.......................................          N/A           N/A            N/A           N/A
                                                     -----------   -----------   ------------   -----------
   Net decrease in net assets resulting
     from distributions............................   (1,428,886)     (672,202)      (615,326)           --
                                                     -----------   -----------   ------------   -----------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I.......................................    5,258,513      (486,162)    (4,417,263)   31,906,826
     Class A.......................................          N/A           N/A            N/A           N/A
                                                     -----------   -----------   ------------   -----------
   Increase (decrease) in net assets derived from
     capital share transactions....................    5,258,513      (486,162)    (4,417,263)   31,906,826
                                                     -----------   -----------   ------------   -----------
   Total increase in net assets....................    3,996,761       825,186    (12,945,310)   24,569,980
NET ASSETS:
   Beginning of period.............................   11,468,967    10,643,781     24,569,980            --
                                                     -----------   -----------   ------------   -----------
   End of period (including undistributed net investment
     income (loss) of $0, $229,562, $0, and
     $515,388, respectively).......................  $15,465,728   $11,468,967    $11,624,670   $24,569,980
                                                     ===========   ===========    ===========   ===========

   * The Asian Technology Fund commenced operations on December 27, 1999.
   N/A   Not Applicable

                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                               MATTHEWS                   MATTHEWS
                                                              CHINA FUND                 JAPAN FUND
                                                     -------------------------     ----------------------------
                                                     SIX MONTHS                      SIX MONTHS
                                                        ENDED           YEAR           ENDED            YEAR
                                                    FEBRUARY 28,        ENDED      FEBRUARY 28,         ENDED
                                                        2001         AUGUST 31,        2001          AUGUST 31,
                                                     (UNAUDITED)         2000        (UNAUDITED)         2000
                                                     -----------    ----------     ------------      ----------
OPERATIONS:
   Net investment income (loss)....................  $    55,761    $  130,543        ($104,321)      ($125,935)
   Net realized gain (loss) on investments and
     foreign currency related transactions.........     (459,892)      909,591       (3,006,307)      1,149,155
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency related transactions.........       93,075        81,652       (3,354,839)     (2,902,438)
                                                     -----------    ----------     ------------      ----------
   Net increase (decrease) in
     net assets from operations....................     (311,056)    1,121,786       (6,465,467)     (1,879,218)
                                                     -----------    ----------     ------------      ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
     Class I.......................................     (135,340)     (100,689)        (360,020)             --
     Class A ......................................          N/A           N/A               --              --
   Realized gains on investments:
     Class I.......................................     (259,637)           --         (487,694)       (601,550)
     Class A.......................................          N/A           N/A              N/A             N/A
                                                     -----------    ----------     ------------      ----------
   Net decrease in net assets resulting
     from distributions............................     (394,977)     (100,689)        (847,714)       (601,550)
                                                     -----------    ----------     ------------      ----------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I ......................................    1,776,933     1,965,983       (8,477,423)      1,863,670
     Class A.......................................          N/A           N/A              N/A             N/A
                                                     -----------    ----------     ------------      ----------
   Increase (decrease) in net assets derived from
     capital share transactions....................    1,776,933     1,965,983       (8,477,423)      1,863,670
                                                     -----------    ----------     ------------      ----------
   Total increase (decrease) in net assets.........    1,070,900     2,987,080      (15,790,604)       (617,098)
NET ASSETS:
   Beginning of period.............................    9,232,353     6,245,273       23,868,775      24,485,873
                                                     -----------    ----------     ------------      ----------
   End of period (including undistributed
     net investment income (loss) of $0,
     $118,380, $0 and $742,093, respectively)......  $10,303,253    $9,232,353      $ 8,078,171     $23,868,775
                                                     ===========    ==========      ===========     ===========

N/A   Not Applicable

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
24                                                           800.789.ASIA [2742]

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          MATTHEWS KOREA               MATTHEW PACIFIC
                                                               FUND                      TIGER FUND
                                                    ---------------------------  --------------------------
                                                      SIX MONTHS                   SIX MONTHS
                                                         ENDED        YEAR            ENDED       YEAR
                                                     FEBRUARY 28,     ENDED       FEBRUARY 28,    ENDED
                                                         2001      AUGUST 31,         2001     AUGUST 31,
                                                      (UNAUDITED)     2000         (UNAUDITED)    2000
                                                    ------------   ------------  ------------  ------------
OPERATIONS:
   Net investment income (loss).................... $    139,767   $    702,437      ($57,046) $  1,924,495
   Net realized gain (loss) on investments and
     foreign currency related transactions.........   (2,753,671)    77,344,916      (513,625)   20,346,121
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency related transactions.................  (16,749,013)  (116,843,995)  (17,270,540)   (1,074,283)
                                                    ------------   ------------  ------------  ------------
   Net increase (decrease) in
     net assets from operations....................  (19,362,917)  (38,796,642)   (17,841,211)   21,196,333
                                                    ------------   ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class I.......................................           --             --    (2,649,917)   (2,508,804)
     Class A.......................................           --             --            --       (36,563)
   Realized gains on investments:
     Class I.......................................  (36,642,361)   (22,901,449)   (7,200,352)           --
     Class A.......................................           --     (1,790,122)           --            --
                                                    ------------   ------------  ------------  ------------
   Net decrease in net assets resulting
     from distributions............................  (36,642,361)   (24,691,571)   (9,850,269)   (2,545,367)
                                                    ------------   ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NET):
     Class I.......................................   44,843,270    (57,694,292)    1,072,725   (16,792,146)
     Class A.......................................           --      1,963,559            --       156,788
                                                    ------------   ------------  ------------  ------------
   Increase (decrease) in net assets derived from
     capital share transactions....................   44,843,270    (55,730,733)    1,072,725   (16,635,358)
                                                    ------------   ------------  ------------  ------------
   Total increase (decrease) in net assets.........  (11,162,008)  (119,218,946)  (26,618,755)    2,015,608
NET ASSETS:
   Beginning of period.............................  126,908,227    246,127,173   113,172,535   111,156,927
                                                    ------------   ------------  ------------  ------------
   End of period (including undistributed
     net investment income (loss) of
     $0, $0, $0, and $1,897,661,
     respectively.................................. $115,746,219   $126,908,227  $ 86,553,780  $113,172,535
                                                    ============   ============  ============  ============

N/A   Not Applicable

                 See accompanying notes to financial statements.




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


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                                                      MATTHEWS ASIAN
                                                                  GROWTH AND INCOME FUND
                                          ----------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED       YEAR        YEAR       YEAR        YEAR        YEAR
                                          FEBRUARY 28,    ENDED       ENDED      ENDED       ENDED       ENDED
                                              2001     AUGUST 31,  AUGUST 31, AUGUST 31,  AUGUST 31,  AUGUST 31,
                                           (UNAUDITED)    2000        1999       1998        1997        1996
                                          ------------ ----------  ---------- ----------  ----------  ----------
Net Asset Value, beginning of period        $   10.50   $   9.37    $  6.54    $   11.71   $  10.53    $   9.88
                                            ---------   --------    --------   ---------   --------    --------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income ................        0.29(3)    0.63(3)    0.59(3)      0.13       0.10        0.25
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and foreign currency................       (0.24)      1.09       2.75        (4.15)      1.42        0.75
                                            ---------   --------    --------   ---------   --------    --------
     Total from investment operations....        0.05       1.72       3.34        (4.02)      1.52        1.00
                                            ---------   --------    --------   ---------   --------    --------
   LESS DISTRIBUTIONS FROM:
   Net investment income.................       (0.33)     (0.59)     (0.51)       (0.10)     (0.10)      (0.26)
   Net realized gains on investments.....       (0.88)        --         --        (1.05)     (0.24)      (0.09)
                                            ---------   --------    --------   ---------   --------    --------
     Total distributions.................       (1.21)     (0.59)     (0.51)       (1.15)     (0.34)      (0.35)
                                            ---------   --------    --------   ---------   --------    --------
Net Asset Value, end of period...........   $    9.34   $  10.50    $  9.37    $    6.54   $  11.71    $  10.53
                                            =========   ========    ========   =========   ========    ========
TOTAL RETURN.............................        1.13%(2)  18.68%     52.65%      (35.27%)    14.67%      10.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (in 000's)............................     $15,466    $11,469    $10,644       $4,063     $6,166      $3,272
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator...........        1.90%(1)   1.97%      2.05%        3.76%      4.45%       8.73%
   Ratio of expenses to average net
     assets after reimbursement and
     waiver of expenses by Advisor
     and Administrator (Note 2)..........        1.90%(1)   1.90%      1.90%        1.90%      1.90%       1.85%
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by Advisor
     and Administrator...................        6.17%(1)   6.17%      7.98%       (0.36%)    (1.55%)     (4.13%)
   Ratio of net investment income
     (loss) to average net assets after
     reimbursement and waiver
     of expenses by Advisor and
     Administrator.......................        6.17%(1)   6.24%      8.13%        1.50%      1.00%       2.75%
   Portfolio turnover....................       23.79%(2)  62.23%     34.82%       54.67%     50.20%      88.16%

   (1) Annualized.
   (2) Not Annualized.
   (3) Based on average shares method.


                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
26                                                           800.789.ASIA [2742]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                           MATTHEWS ASIAN                              MATTHEWS
                                           TECHNOLOGY FUND                            CHINA FUND
                                     ----------------------------     -----------------------------------------------------
                                        SIX MONTHS                      SIX MONTHS
                                           ENDED       PERIOD              ENDED        YEAR        YEAR         PERIOD
                                       FEBRUARY 28,     ENDED          FEBRUARY 28,     ENDED       ENDED         ENDED
                                           2001       AUGUST 31,            2001     AUGUST 31,  AUGUST 31,    AUGUST 31,
                                        (UNAUDITED)     2000(3)          (UNAUDITED)     2000        1999         1998(4)
                                      -------------   ----------       ------------  ----------  ----------    ----------
   Net Asset Value, beginning of period   $  7.61      $ 10.00           $  9.93      $ 8.48      $ 4.36         $10.00
                                          -------      -------           -------      ------      ------         ------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss) ........     0.08(5)      0.26(5)           0.06(5)     0.12(5)     0.12           0.10
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency ..    (2.93)       (2.65)            (0.45)       1.44        4.11          (5.74)
                                          -------      -------           -------      ------      ------         ------
     Total from investment operations ..    (2.85)       (2.39)            (0.39)       1.56        4.23          (5.64)
                                          -------      -------           -------      ------      ------         ------
   LESS DISTRIBUTIONS FROM:
   Net investment income................    (0.22)          --             (0.15)      (0.11)      (0.11)            --
   Net realized gains on investments ...       --           --             (0.28)         --          --             --
                                          -------      -------           -------      ------      ------         ------
     Total distributions ...............    (0.22)          --             (0.43)      (0.11)      (0.11)            --
                                          -------      -------           -------      ------      ------         ------
Net Asset Value, end of period .........  $  4.54      $  7.61           $  9.11      $ 9.93      $ 8.48         $ 4.36
                                          =======      =======           =======      ======      ======         ======
TOTAL RETURN............................   (37.68%)(2)  (23.90%)(2)        (3.29%)(2)  18.54%      97.79%        (56.40%)(2)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...  $11,625      $24,570           $10,303      $9,232      $6,245         $1,576
   Ratio of expenses to average
     net assets before reimbursement
     waiver or recovery of expenses by
     Advisor and Administrator. ........     2.95%(1)     2.66%(1)          2.02%(1)    2.15%       2.09%          7.84%(1)
   Ratio of expenses to average net assets
     after reimbursement and waiver
     of expenses by Advisor and
     Administrator (Note 2).............     2.00%(1)     2.00%(1)          2.00%(1)    2.00%       2.00%          2.00%(1)
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by
     Advisor and Administrator..........     1.87%(1)     3.75%(1)          1.38%(1)    1.54%       2.93%         (3.45%)(1)
   Ratio of net investment income
     (loss) to average net assets
     after reimbursement and
     waiver of expenses by Advisor
     and Administrator..................     2.82%(1)     4.41%(1)          1.40%(1)    1.69%       3.02%          2.38%(1)
   Portfolio turnover...................   124.83%(2)    50.35%(2)         10.63%(2)   80.90%      40.27%         11.84%(2)

(1) Annualized
(2) Not annualized
(3) The Asian Technology Fund commenced operations on December 27, 1999.
(4) The China Fund commenced operations on February 19, 1998.
(5) Based on average shares method.

                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
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
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                              MATTHEWS
                                                             JAPAN FUND
                                            -----------------------------------
                                           SIX MONTHS
                                              ENDED       YEAR     PERIOD
                                          FEBRUARY 28,    ENDED     ENDED
                                              2001      AUGUST 31, AUGUST 31,
                                           (UNAUDITED)     2000     1999(3)
                                          ------------  ---------  ---------
Net Asset Value, beginning of period......  $20.76      $ 21.70    $ 10.00
                                            ------      -------    -------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss)...........   (0.11)(4)    (0.11)(4)  (0.04)
   Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments and foreign currency.....   (6.56)       (0.29)     11.74
                                            ------      -------    -------
     Total from investment operations.....   (6.67)       (0.40)     11.70
                                            ------      -------    -------
   LESS DISTRIBUTIONS FROM:
   Net investment income..................   (0.37)          --
   Net realized gains on investments......   (0.50)       (0.54)        --
                                            ------      -------    -------
     Total distributions .................   (0.87)       (0.54)        --
                                            ------      -------    -------
Net Asset Value, end of period............  $13.22      $ 20.76    $ 21.70
                                            ======      =======    =======
TOTAL RETURN..............................  (32.84)%(2)   (1.75%)   117.00%(2)
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)...  $8,078      $23,869    $24,486
   Ratio of expenses to average
     net assets before reimbursement
     waiver or recovery of expenses by
     Advisor and Administrator............    2.39%(1)     1.88%      3.45%(1)
   Ratio of expenses to average net assets
     after reimbursement and waiver
     of expenses by Advisor and
     Administrator (Note 2)...............    2.00%(1)     2.00%      2.00%(1)
   Ratio of net investment income
     (loss) to average net assets
     before reimbursement and
     waiver of expenses by
     Advisor and Administrator............   (1.70)%(1)   (0.36%)    (2.54)%(1)
   Ratio of net investment income
     (loss) to average net assets
     after reimbursement and
     waiver of expenses by Advisor
     and Administrator....................   (1.31)%(1)   (0.48%)    (1.09%)(1)
   Portfolio turnover.....................   33.03%(2)   223.00%     28.92%(2)

(1) Annualized
(2) Not annualized
(3) The Japan Fund commenced operations on December 31, 1998.
(4) Based on average shares method.

                See accompanying notes to financial statements.




--------------------------------------------------------------------------------
28                                                           800.789.ASIA [2742]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                      MATTHEWS KOREA
                                                                           FUND
                                         ----------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED       YEAR         YEAR      YEAR       YEAR        YEAR
                                         FEBRUARY 28,    ENDED        ENDED     ENDED     ENDED        ENDED
                                             2001     AUGUST 31,   AUGUST 31, AUGUST 31, AUGUST 31,  AUGUST 31,
                                          (UNAUDITED)    2000         1999       1998      1997        1996
                                         ------------ ----------  ---------- ----------  ----------  ----------

Net Asset Value, beginning of period       $   5.19     $   7.49    $   2.03   $  6.19    $   7.23     $  9.13
                                           --------     --------    --------   -------    --------     -------
   INCOME (LOSS) FROM
       INVESTMENT OPERATIONS
   Net investment income (loss).....           0.00#,(3)    0.03(3)     0.03      (0.03)      (0.04)(3)  (0.07)
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and foreign currency...........          (0.96)       (1.45)       5.43     (4.13)      (1.00)(3)   (1.75)
                                           --------     --------    --------   -------    --------     -------
     Total from investment operations         (0.96)       (1.42)       5.46     (4.16)      (1.04)      (1.82)
                                           --------     --------    --------   -------    --------     -------
   LESS DISTRIBUTIONS FROM:
   Net realized gains on investments          (1.50)       (0.88)         --        --          --       (0.08)
                                           --------     --------    --------   -------    --------     -------
Net Asset Value, end of period......       $   2.73     $   5.19    $   7.49    $ 2.03    $   6.19     $  7.23
                                           ========     ========    ========    ======    ========     =======
   TOTAL RETURN.....................         (15.50)%(2)  (22.92%)    268.97%   (67.21%)    (14.38%)    (20.11%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (in 000's).......................       $115,746     $115,145    $230,846   $66,607    $ 19,356     $ 2,721
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator......           2.10%(1)     1.75%       1.77%     2.07%       2.90%      11.36%
   Ratio of expenses to average
     net assets after reimbursement
     and waiver of expenses by
     Advisor and Administrator
     (Note 2).......................           2.10%(1)     1.75%       1.77%     2.06%       2.50%       2.23%
   Ratio of net investment income
     (loss) to average net assets before
     reimbursement and waiver
     of expenses by Advisor and
     Administrator..................           0.29%(1)     0.42%      (0.37%)   (1.13%)     (1.81%)    (10.44%)
   Ratio of net investment income
     (loss) to average net assets after
     reimbursement and waiver of
     expenses by Advisor and
     Administrator..................           0.29%(1)     0.42%      (0.37%)   (1.12%)     (1.41%)     (1.31%)
   Portfolio turnover...............          50.90%(2)    47.80%      57.06%    94.01%     112.68%     139.71%

(1) Annualized
(2) Not annualized
(3) Calculated using the average shares method.
#   Amount represents less than $0.01 per share.

                 See accompanying notes to financial statements.




--------------------------------------------------------------------------------
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
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                MATTHEWS PACIFIC
                                                                   TIGER FUND
                                         ----------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED       YEAR        YEAR       YEAR        YEAR        YEAR
                                         FEBRUARY 28,    ENDED       ENDED      ENDED       ENDED       ENDED
                                             2001     AUGUST 31,  AUGUST 31, AUGUST 31,  AUGUST 31,  AUGUST 31,
                                          (UNAUDITED)    2000        1999       1998        1997        1996
                                         ------------ ----------  ---------- ----------  ----------  ----------

Net Asset Value, beginning
   of period...............                  $  12.35   $  10.41    $   4.07   $  11.30     $ 10.81    $  9.77
                                             --------   --------    --------   --------     -------    -------
   INCOME (LOSS) FROM
     INVESTMENT OPERATIONS
   Net investment income (loss)                 (0.01)(3)   0.20(3)     0.21       0.02(3)     0.02       0.01
   Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments
     and foreign currency..                      2.05       2.01        6.15      (7.18)       0.50       1.03
                                             --------   --------    --------   --------     -------    -------
     Total from investment
       operations..........                     (2.06)      2.21        6.36      (7.16)       0.52       1.04
                                             --------   --------    --------   --------     -------    -------
   LESS DISTRIBUTIONS FROM:
   Net investment income...                     (0.31)     (0.27)      (0.02)     (0.01)      (0.01)        --
   Net realized gains
       on investment.......                     (0.84)        --          --      (0.06)      (0.02)        --
                                             --------   --------    --------   --------     -------    -------
   Total distributions.....                     (1.15)     (0.27)      (0.02)     (0.07)      (0.03)        --
                                             --------   --------    --------   --------     -------    -------
Net Asset Value, end of period               $   9.14   $  12.35    $  10.41   $   4.07     $ 11.30    $ 10.81
                                             ========   ========    ========   ========     =======    =======

TOTAL RETURN...............                    (16.18%)(2) 21.28%     156.28%    (63.43%)      4.75%     10.64%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of
     period (in 000's).....                  $ 86,554   $111,502    $109,936    $31,319     $43,647    $17,148
   Ratio of expenses to average net
     assets before reimbursement
     and waiver of expenses by
     Advisor and Administrator                   2.03%(1)   1.88%       1.90%      2.06%       1.97%      4.35%
   Ratio of expenses to average
     net assets after reimbursement
     and waiver of expenses by
     Advisor and Administrator
     (Note 2)..............                      1.87%(1)   1.81%       1.90%      1.90%       1.90%      1.90%
   Ratio of net investment income
     (loss) to average net assets before
     reimbursement and waiver
     of expenses by Advisor and
     Administrator.........                     (0.29%)(1)  1.49%       3.35%      0.14%       0.20%     (2.13%)
   Ratio of net investment income
     (loss) to average net assets after
     reimbursement and waiver of
     expenses by Advisor and
     Administrator.........                     (0.13%)(1)  1.56%       3.35%      0.30%       0.27%      0.32%
   Portfolio turnover......                     32.97%(2)  52.11%      98.74%     73.09%      70.73%    124.69%

(1) Annualized
(2) Not annualized
(3) Calculated using the average shares method.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
30                                                           800.789.ASIA [2742]

MATTHEWS INTERNATIONAL FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   Matthews International Funds (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company currently issues six separate series of shares (each a "Fund" and collectively, "Funds"): Matthews Asian Growth and Income Fund (formerly, Matthews Asian Convertible Securities Fund), Matthews Asian Technology Fund, Matthews China Fund (formerly, Matthews Dragon Century China Fund), Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund. Matthews China Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Although authorized, on September 1, 1998, Matthews Dragon Century China Fund suspended issuing Class A shares and Matthews Pacific Tiger Fund and Matthews Korea Fund suspended issuing Class A shares on December 15, 2000. Matthews Asian Technology Fund and Matthews Pacific Tiger Fund seek long-term capital appreciation by investing a substantial portion of their assets in the common and preferred stock of Pacific Tiger economies. Pacific Tiger economies include: China/Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines and Thailand. Matthews China Fund, Matthews Japan Fund and Matthews Korea Fund seek long-term capital appreciation by investing a substantial portion of their assets in the common and preferred stock of South Korean companies, Chinese companies and Japanese companies, respectively. Matthews Asian Growth and Income Fund seeks long-term capital appreciation and some current income by investing a substantial portion of its total assets in the convertible securities of Asian economies. Asian economies include: China/Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. SECURITY VALUATION: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

   Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds' Board of Trustees.

   B. FORWARD FOREIGN EXCHANGE CONTRACTS: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the "Advisor"). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   C. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.


--------------------------------------------------------------------------------
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
MATTHEWS INTERNATIONAL FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------
   D. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six months ended February 28, 2001. Therefore, no Federal income tax provision is required.

   E. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

   F. ORGANIZATION COSTS: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations with the exception of Matthews Japan Fund and Matthews Asian Technology Fund, which are being amortized on a straight-line basis over one year from the Fund's commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

   G. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asian Technology Fund, Matthews China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

   H. FUND AND CLASS ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net asset value. Income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative proportion of net assets of each class.

   I. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

   J. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

   K. CAPITAL SHARE TRANSACTIONS: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Transactions in shares of beneficial interest were as follows:

                                            MATTHEWS                                 MATTHEWS
                                  ASIAN GROWTH AND INCOME FUND                 ASIAN TECHNOLOGY FUND
                          --------------------------------------------------------------------------------------
                            SIX MONTHS ENDED          YEAR ENDED         SIX MONTHS ENDED          PERIOD ENDED
                            FEBRUARY 28, 2001       AUGUST 31, 2000      FEBRUARY 28, 2001        AUGUST 31, 2000
                          ----------------------------------------   -------------------------------------------
                           SHARES     AMOUNT    SHARES      AMOUNT      SHARES      AMOUNT        SHARES     AMOUNT
                          -------- ----------  --------   ----------  ---------- -------------  ---------- ------------

   Shares sold .........   649,156 $6,129,000   704,212  $ 7,052,878   5,046,172  $ 26,484,353   5,216,329 $ 49,292,911
   Shares issued through
      reinvestment of
      dividends.........   160,907  1,417,588    65,587      663,908     125,864       610,441          --           --
   Shares redeemed .....  (246,046)(2,288,075) (814,085)  (8,202,948) (5,839,210)  (31,512,057) (1,989,681) (17,386,085)
                          -------- ----------  --------   ----------  ---------- -------------  ---------- ------------
   Net increase (decrease) 564,017 $5,258,513    44,286)   ($486,162)   (667,174)($  4,417,263)  3,226,648 $ 31,906,826
                          ======== ==========  ========   ==========  ========== =============  ========== ============




--------------------------------------------------------------------------------
32                                                           800.789.ASIA [2742]

MATTHEWS INTERNATIONAL FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

                                              MATTHEWS                                 MATTHEWS
                                             CHINA FUND                               JAPAN FUND
                              --------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED        YEAR ENDED           SIX MONTHS ENDED             YEAR ENDED
                                FEBRUARY 28, 2001     AUGUST 31, 2000        FEBRUARY 28, 2001         AUGUST 31, 2000
                              --------------------  --------------------  ----------------------  -----------------------
                                SHARES    AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT       SHARES      AMOUNT
                              --------  ----------  -------- -----------  --------- ------------  ---------- ------------
   Shares sold.............    313,427  $2,731,467   922,748 $ 8,321,445    169,357 $  2,836,770   2,158,789 $ 47,157,104
   Shares issued through
      reinvestment of dividends 49,078     392,130    11,236     100,022     51,576      826,764      28,758      573,444
   Shares redeemed.........   (162,047) (1,346,664) (740,130) (6,455,484)  (759,567) (12,140,957) (2,166,167) (45,866,878)
                              --------  ----------  -------- -----------   -------- ------------  ---------- ------------
   Net increase............    200,458  $1,776,933   193,854 $ 1,965,983   (538,634)$  8,477,423      21,380 $  1,863,670
                              ========  ==========  ======== ===========   ======== ============  ========== ============

                                                                     MATTHEWS
                                                                    KOREA FUND
                            --------------------------------------------------------------------------------------------------------
                                               CLASS I                                 CLASS A*
                            --------------------------------------------------------------------------------------------------------
                                 SIX MONTHS ENDED              YEAR ENDED              SIX MONTHS ENDED            YEAR ENDED
                                 FEBRUARY 28, 2001          AUGUST 31, 2000           FEBRUARY 28, 2001         AUGUST 31, 2000
                              --------------------------------------------------------------------------------  --------------------
                               SHARES    AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT    SHARES    AMOUNT
                           -----------   ------------  -----------  -------------  ---------- ------------ ----------   -----------
   Shares sold............. 29,828,603   $ 97,102,976   22,234,328  $ 143,560,898     436,242 $  1,828,679  1,087,775   $ 6,675,877
   Shares issued through
      reinvestment of
      dividends ........... 12,620,333     31,172,384    2,867,052     22,391,670   1,380,958    3,341,918    221,542     1,714,731
   Shares redeemed.........(22,194,849)   (77,547,577) (33,747,464)  (223,646,860) (4,107,637) (11,055,110)(1,072,224)   (6,427,049)
                           -----------   ------------  -----------  -------------  ---------- ------------ ----------   -----------
   Net increase (decrease). 20,254,087   $ 50,727,783   (8,646,084)  ($57,694,292) (2,290,437)($ 5,884,513)   237,093   $ 1,963,559
                           ===========   ============  ===========  =============  ========== ============ ==========   ===========

                                                                     MATTHEWS
                                                                PACIFIC TIGER FUND
                              ---------------------------------------------------------------------------------------------------
                                               CLASS I                                 CLASS A*
                            -----------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED               YEAR ENDED            SIX MONTHS ENDED          YEAR ENDED
                                   FEBRUARY 28, 2001           AUGUST 31, 2000         FEBRUARY 28, 2001       AUGUST 31, 2000
                              --------------------------------------------------------------------------------  -----------------
                               SHARES          AMOUNT      SHARES          AMOUNT      SHARES       AMOUNT    SHARES    AMOUNT
                              --------------------------------------  -------------------------------------- --------------------
   Shares sold.............     2,250,644   $ 49,167,553  6,708,677   $  82,110,584    64,314  $   623,933  104,297  $ 1,247,215
   Shares issued through
      reinvestment of dividends 1,126,265     10,050,287    197,956       2,392,082    17,003      152,169    2,903       35,066
   Shares redeemed.........    (5,865,639)   (56,061,744)(8,441,468)   (101,294,812) (215,664)  (1,950,404) (89,013)  (1,125,493)
                               ----------   ------------ ----------   -------------  -------- ------------  -------  -----------
   Net increase (decrease).       511,270   $  3,156,096 (1,534,835)  ($ 16,792,146) (134,347)($ 1,174,302)  18,187  $   156,788
                               ==========   ============ ==========   =============  ======== ============  =======  ===========

 *As of December 15, 2000 Class A Shares for Korea Fund and Pacific Tiger Fund were closed and exchanged for Class I Shares. The number of shares that were exchanged from the Korea Fund and Pacific Tiger Fund were 1,092,968 and 155,798, respectively. The dollar amount that was exchanged from the Korea Fund and Pacific Tiger Fund was $2,666,842 and $1,347,649, respectively.

   The Funds impose a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the shareholder. The redemption fees that were returned to the assets of Asian Growth and Income Fund, Asian Technology Fund, China Fund, Japan Fund, Korea Fund and Pacific Tiger Fund amounted to $3,793, $320,470, $5,567, $27,241, $996,255 and
   $384,726, respectively during the six-month period ending February 28, 2001.



--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         33

MATTHEWS INTERNATIONAL FUNDS     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12 of 1% on each Fund's respective average daily net assets. The Funds reimburse the Advisor any service fees paid by it to the extent that shareholder service related expenses are incurred by the Advisor. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the six months ended February 28, 2001, are as follows:

                                                                                               EXPENSES
                                                 INVESTMENT      VOLUNTARY                    WAIVED AND
                                                  ADVISORY        EXPENSE       ADVISORY      REIMBURSED
                                                  FEE RATE      LIMITATION        FEES        BY ADVISOR
                                                 ---------      ----------   -----------     -----------
   Matthews Asian Growth and Income Fund ......       1.00%          1.90%   $    59,746     $       --
   Matthews Asian Technology Fund..............       1.00           2.00         75,962         72,611
   Matthews China Fund ........................       1.00           2.00         39,704            882
   Matthews Japan Fund ........................       1.00           2.00         79,571         30,500
   Matthews Korea Fund ........................       1.00           2.50        507,811             --
   Matthews Pacific Tiger Fund ................       1.00           1.90        442,828         72,435

   The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided that Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations. During the six months ended February 28, 2001, Matthews Asian Growth and Income Fund reimbursed expenses to the Advisor totaling $4,269. As of February 28, 2001, the total expenses waived and reimbursed by the Advisor that are subject to reimbursement by Matthews Asian Growth and Income Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews Japan Fund, Matthews Korea Fund and Matthews Pacific Tiger Fund totaled $171,273, $148,154, $108,342, $56,790, $0 and $300,550, respectively.

   PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. Total fees received by PFPC for the six months ended February 28, 2001 was $170,248 for administrative and accounting services and $98,547 for transfer agent services.

3. DISTRIBUTOR FEES AND CLASS SPECIFIC EXPENSES

   Effective January 2, 2001, PFPC Distributors, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement. Prior to January 2, 2001, Provident Distributors, Inc. served as the Funds' distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Korea Fund Class A and the Pacific Tiger Fund Class A, have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund offering Class A shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class A average daily net assets. The Class I shares of the Funds do not have a distribution plan.

   The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees paid to such service providers for the six months ended February 28, 2001 are reflected in the statement of operations as follows:

                                                              TRANSFER AGENT ADMINISTRATION      TOTAL
                                                              -------------- --------------    --------
   Matthews Asian Growth and Income Fund ...............        $  3,662        $  1,831       $  5,493
   Matthews Asian Technology Fund.......................           5,348           2,674          8,022
   Matthews China Fund..................................           2,503           1,251          3,754
   Matthews Japan Fund..................................           5,901           2,950          8,851
   Matthews Korea Fund..................................          33,043          16,521         49,564
   Matthews Pacific Tiger Fund..........................          28,969          14,485         43,454


--------------------------------------------------------------------------------
34                                                           800.789.ASIA [2742]

MATTHEWS INTERNATIONAL FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                   FEBRUARY 28, 2001 (UNAUDITED)
                                                   -----------------------------

4. INVESTMENT TRANSACTIONS

   Investment transactions for the six months ended February 28, 2001, excluding temporary short-term investments, were as follows:

                                                           PROCEEDS
                                              PURCHASES   FROM SALES
                                              --------- -------------
   Matthews Asian Growth and Income Fund.. $  6,188,196 $   2,829,670
   Matthews Asian Technology Fund.........   19,328,219    24,302,398
   Matthews China Fund....................    1,855,513       861,474
   Matthews Japan Fund....................    5,129,248    13,731,386
   Matthews Korea Fund....................   59,786,517    53,040,502
   Matthews Pacific Tiger Fund............   29,890,257    38,684,580

   The Funds invest excess cash in interest bearing deposits at The Bank of New York.



--------------------------------------------------------------------------------
WWW.MATTHEWSFUNDS.COM                                                         35

MATTHEWS INTERNATIONAL FUNDS' PRIVACY POLICY         FEBRUARY 28, 2001
--------------------------------------------------------------------------------

Matthews International Funds will never sell or share your personal information with other companies. While it is necessary for us to collect certain nonpublic personal information about you when you open an account (such as your address and social security number), we protect this information and use it only for communication purposes or to assist us in providing the information and services necessary to address your financial needs. We respect your privacy and are committed to ensuring that it is maintained.

As permitted by law, it is sometimes necessary for us to share your information with companies who perform administrative or marketing services on our behalf, such as transfer agents and/or mail facilities that assist us in shareholder servicing or distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

As you may know, "cookies" are small files a web site can use to recognize repeat users. We do not use cookies to access any personal information about you from your computer.

When using Matthews International Funds' Online Account Access you will be required to provide personal information to gain access to your account. For your protection, the login screen resides on a secure server.

If you have any questions or concerns regarding our Privacy Policy, please e-mail us at info@matthewsfunds.com or contact us at 800.789.ASIA.

Thank you for your interest in Matthews International Funds.





--------------------------------------------------------------------------------
36                                                           800.789.ASIA [2742]
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
                                BOARD OF TRUSTEES
                           Richard K. Lyons, Chairman
                               Robert K. Connolly
                              David FitzWilliam-Lay
                               Norman W. Berryessa
                            John H. Dracott, Emeritus

                                    OFFICERS
                                G. Paul Matthews
                                 Mark W. Headley
                               Joseph M. O'Donnell
                                 James E.Walter
                                Downey L. Hebble

                               INVESTMENT ADVISOR
                 Matthews International Capital Management, LLC
                        456 Montgomery Street, Suite 1200
                      San Francisco, California 94104-1245
                               800.789.ASIA (2742)

                                   UNDERWRITER
                             PFPC Distributors, Inc.
                               3200 Horizon Drive
                         King of Prussia, PA 19406-0903

                              SHAREHOLDER SERVICES
                                    PFPC Inc.
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903
                                  800.892.0382

                                    CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                          New York, New York 10286-0007

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                      San Francisco, California 94104-2635


                                [graphic omitted]

                    ---------------------------------------
                      FOR ADDITIONAL INFORMATION ABOUT THE
                          MATTHEWS INTERNATIONAL FUNDS:
                        456 MONTGOMERY STREET, SUITE 1200
                      SAN FRANCISCO, CALIFORNIA 94104-1245
                               800.789.ASIA (2742)
                              WWW.MATTHEWSFUNDS.COM
                    ---------------------------------------

                     DISTRIBUTED BY PFPC DISTRIBUTORS, INC.
                                   MA-SAR 2/01